                                                               EXECUTION VERSION

                    MORTGAGE LOAN PURCHASE AND SALE AGREEMENT

          This Mortgage Loan Purchase and Sale Agreement (this "Agreement"), is dated and effective as of December 13, 2007, between Bear Stearns Commercial
Mortgage, Inc. ("BSCMI"), as seller (in such capacity, together with its successors and permitted assigns hereunder, the "Mortgage Loan Seller"), and
Bear Stearns Commercial Mortgage Securities Inc. ("BSCMSI"), as purchaser (in such capacity, together with its successors and permitted assigns hereunder, the
"Purchaser").

                                    RECITALS

          BSCMI desires to sell, assign, transfer, set over and otherwise convey to BSCMSI, without recourse, representation or warranty, other than as set forth herein, and BSCMSI desires to purchase, subject to the terms and conditions set forth herein, the multifamily and commercial mortgage loans (collectively, the
"Mortgage Loans") identified on the schedule annexed hereto as Exhibit A (the
"Mortgage Loan Schedule"), as such schedule may be amended from time to time pursuant to the terms hereof.

          BSCMSI intends to create a trust (the "Trust"), the primary assets of which will be a segregated pool of multifamily and commercial mortgage loans that includes the Mortgage Loans and certain other commercial and multifamily mortgage loans (collectively, the "Trust Mortgage Loans"). Beneficial ownership of the assets of the Trust (such assets collectively, the "Trust Fund") will be evidenced by a series of mortgage pass-through certificates (the
"Certificates"). Certain classes of the Certificates will be rated by Standard &
Poor's Ratings Services, a division of The McGraw Hill Companies, Inc., Fitch,
Inc., and DBRS, Inc. (together, the "Rating Agencies"). Certain classes of the
Certificates (the "Registered Certificates") will be registered under the
Securities Act of 1933, as amended (the "Securities Act"). The Trust will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of December 1, 2007 (the "Pooling and Servicing
Agreement"), among BSCMSI, as depositor (in such capacity, the "Depositor"),
Prudential Asset Resources, Inc., as a master servicer (in such capacity, a
"Master Servicer"), Wells Fargo Bank, National Association, as a master servicer
(in such capacity, a "Master Servicer"), as certificate administrator (in such capacity, the "Certificate Administrator") and as tax administrator (in such capacity, the "Tax Administrator"), Centerline Servicing Inc., as a special servicer (a "Special Servicer"), and LaSalle Bank National Association, as
trustee (the "Trustee"). Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in the Pooling and Servicing
Agreement as in full force and effect on the Closing Date (as defined in Section
1 hereof). It is anticipated that BSCMSI will transfer the Mortgage Loans to the
Trust contemporaneously with its purchase of the Mortgage Loans hereunder.

          BSCMSI intends to sell the Registered Certificates to Bear, Stearns &
Co. Inc. ("BSC") and Morgan Stanley & Co. Incorporated ("Morgan Stanley"; and
together with BSC in such capacity, the "Underwriters"), pursuant to an underwriting agreement, dated the date hereof (the "Underwriting Agreement"), among BSCMSI and the Underwriters; and BSCMSI intends to sell the remaining
Certificates (the "Non-Registered Certificates") to BSC and Morgan Stanley
(together in such capacities, the "Initial Purchasers") pursuant to a certificate purchase agreement, dated the date hereof (the "Certificate Purchase
Agreement"), among BSCMSI and

the Initial Purchasers. The Registered Certificates are more fully described in the prospectus dated November 30, 2007 (the "Base Prospectus"), and the supplement to the Base Prospectus dated December 13, 2007 (the "Prospectus
Supplement"; and, together with the Base Prospectus, the "Prospectus"), as each may be amended or supplemented at any time hereafter. The Non-Registered
Certificates are more fully described in the private placement memorandum dated the date hereof (the "Memorandum"), as it may be amended or supplemented at any time hereafter.

          BSCMI will indemnify the Depositor, the Underwriters, the Initial
Purchasers and certain related parties with respect to the disclosure regarding the Mortgage Loans that is contained in the Prospectus, the Memorandum and certain other disclosure documents and offering materials relating to the
Certificates, pursuant to an indemnification agreement, dated as of the date hereof (the "Indemnification Agreement"), among the Depositor, the Underwriters and the Initial Purchasers.

          As used herein, "Regulation AB" means Subpart 229.1100 - Asset Backed
Securities (Regulation AB), 17 C.F.R. Sections 229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed
Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506-1,631
(January 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

          NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

          SECTION 1. Agreement to Purchase. The Mortgage Loan Seller agrees to sell, assign, transfer, set over and otherwise convey to the Purchaser, without recourse, representation or warranty, other than as set forth herein, and the Purchaser agrees to purchase from the Mortgage Loan Seller, subject to the terms and conditions set forth herein, the Mortgage Loans.
     The purchase and sale of the Mortgage Loans shall take place on December
     27, 2007 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). As of the Cut-off Date, the Mortgage Loans
     will have an aggregate principal balance, after application of all payments of principal due on the Mortgage Loans on or before such date, whether or not received, of $608,343,357, subject to a variance of plus or minus 5%.
     The purchase price for the Mortgage Loans shall equal the amount set forth as such purchase price in a letter dated as of December 27, 2007, between the parties to this Agreement, which purchase price excludes accrued interest and applicable deal expenses. The Purchaser shall pay such purchase price, plus interest accrued on the Mortgage Loans from the
     Cut-off Date to the Closing Date and any applicable deal expenses, to the
     Mortgage Loan Seller on the Closing Date by wire transfer in immediately available funds or by such other method as shall be mutually acceptable to the parties hereto.

          SECTION 2. Conveyance of the Mortgage Loans.

               (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and the other conditions to the Mortgage Loan Seller's obligations set forth herein, the Mortgage
     Loan Seller does hereby sell,

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     assign, transfer, set over and otherwise convey to the Purchaser, without recourse, representation or warranty, other than as set forth herein, all of the right, title and interest of the Mortgage Loan Seller in, to and under the Mortgage Loans and all documents included in the related Mortgage
     Files and Servicing Files. Such assignment includes all scheduled payments of principal and interest under and proceeds of the Mortgage Loans received after their respective Cut-off Dates (other than scheduled payments of interest and principal due on or before their respective Cut-off Dates, which shall belong and be promptly remitted to the Mortgage Loan Seller)
     together with all documents delivered or caused to be delivered hereunder with respect to such Mortgage Loans by the Mortgage Loan Seller (including all documents included in the related Mortgage Files and Servicing Files and any related Additional Collateral). The Purchaser shall be entitled to receive all scheduled payments of principal and interest due on the
     Mortgage Loans after their respective Cut-off Dates, and all other recoveries of principal and interest collected thereon after their respective Cut-off Dates (other than scheduled payments of principal and interest due on the Mortgage Loans on or before their respective Cut-off
     Dates and collected after such respective Cut-off Dates, which shall belong to the Mortgage Loan Seller). In no event, however, shall such conveyance and assignment constitute or be construed as an assumption by the Purchaser of, in the case of any Mortgage Loan that is part of a Mortgage Loan Group, any obligation or liability that is imposed only on the initial holder of such Mortgage Loan under the terms of the related Mortgage Loan Group
     Intercreditor Agreement.

          After the Mortgage Loan Seller's transfer of the Mortgage Loans to the
Purchaser, as provided herein, the Mortgage Loan Seller shall not take any action inconsistent with the Purchaser's ownership of the Mortgage Loans. Except for actions that are the express responsibility of another party hereunder or under the Pooling and Servicing Agreement, and further except for actions that the Mortgage Loan Seller is expressly permitted to complete subsequent to the
Closing Date, the Mortgage Loan Seller shall, on or before the Closing Date, take all actions required under applicable law to effectuate the transfer of the
Mortgage Loans by the Mortgage Loan Seller to the Purchaser.

               (b) The conveyance of the Mortgage Loans and the related rights and property accomplished hereby is intended by the parties hereto to constitute a sale by the Mortgage Loan Seller of all the Mortgage Loan
     Seller's right, title and interest in and to such Mortgage Loans and such other related rights and property by the Mortgage Loan Seller to the
     Purchaser. Furthermore, it is not intended that such conveyance be a pledge of security for a loan. If such conveyance is determined to be a pledge of security for a loan, however, then: (i) this Agreement shall constitute a security agreement under applicable law; (ii) the Mortgage Loan Seller shall be deemed to have granted to the Purchaser a first priority security interest in all of the Mortgage Loan Seller's right, title and interest in and to the Mortgage Loans and all amounts payable to the holder(s) of the
     Mortgage Loans in accordance with the terms thereof (other than scheduled payments of interest and principal due and payable on such Mortgage Loans on or prior to their respective Cut-off Dates or, in the case of a
     Replacement Pooled Mortgage Loan, on or prior to the related date of substitution); (iii) the assignment by BSCMSI to the Trustee of its interests in the Mortgage Loans as contemplated by Section 15 hereof shall be deemed to be an assignment of any security interest created hereunder;
     (iv) the possession by the

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     Purchaser (or the Trustee or its agent) of the Mortgage Notes with respect to the Mortgage Loans subject hereto from time to time and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" or possession by a purchaser or person designated by such secured party for the purpose of perfecting such security interest under applicable law; and
     (v) notifications to, and acknowledgments, receipts or confirmations from,
     Persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents (as applicable) of the Purchaser for the purpose of perfecting such security interest under applicable law. The Mortgage Loan
     Seller and the Purchaser shall, to the extent consistent with this
     Agreement, take such actions as may be reasonably necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage
     Loans, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing
     Agreement.

               (c) In connection with the Mortgage Loan Seller's assignment pursuant to Section 2(a) above, the Mortgage Loan Seller, at its expense, shall deliver to and deposit with, or cause to be delivered to and deposited with, the Trustee or a Custodian appointed thereby, on or before the Closing Date, the Mortgage Note for each Mortgage Loan so assigned, endorsed to the Trustee as specified in clause (i) of the definition of
     "Mortgage File", and on or before the date that is 45 days following the
     Closing Date, the remainder of the Mortgage File for each Mortgage Loan and any Additional Collateral (other than original Letters of Credit and
     Reserve Funds, which shall be transferred to the Trustee or to the applicable Master Servicer) for each Mortgage Loan. Notwithstanding the preceding sentence, if the Mortgage Loan Seller cannot so deliver, or cause to be delivered, as to any Mortgage Loan (exclusive of any Mortgage Loan that constitutes a Non-Trust-Serviced Pooled Mortgage Loan), the original or a copy of any of the documents and/or instruments referred to in clauses
     (ii), (iii), (vii) and (ix)(A) of the definition of "Mortgage File", with evidence of recording or filing (if applicable, and as the case may be)
     thereon, solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, as the case may be, then (subject to the obligation of the
     Mortgage Loan Seller to nonetheless (1) from time to time make or cause to be made reasonably diligent efforts to obtain such document or instrument
     (with such evidence) if it is not returned within a reasonable period after the date when it was transmitted for recording and (2) deliver such document or instrument to the Trustee or a Custodian appointed thereby (if such document or instrument is not otherwise returned to the Trustee or such Custodian) promptly upon the Mortgage Loan Seller's receipt thereof), so long as a copy of such document or instrument, certified by the Mortgage
     Loan Seller or title agent as being a copy of the document deposited for recording or filing and (in the case of such clause (ii)) accompanied by an
     Officer's Certificate of the Mortgage Loan Seller or a statement from the title agent to the effect that such original Mortgage has been sent to the appropriate public recording official for recordation, has been delivered to the Trustee on or before the date that is 45 days following the Closing
     Date, the delivery requirements of this subsection shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related

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     Mortgage File, and if the Mortgage Loan Seller cannot or does not so deliver, or cause to be delivered, as to any Mortgage Loan (exclusive of any Mortgage Loan that constitutes a Non-Trust-Serviced Pooled Mortgage
     Loan), the original of any of the documents and/or instruments referred to in clauses (iv) and (ix)(B) of the definition of "Mortgage File", because such document or instrument has been delivered for recording or filing, as the case may be, then (subject to the obligation of the Mortgage Loan
     Seller to nonetheless (1) from time to time make or cause to be made reasonably diligent efforts to obtain such document or instrument (with such evidence) if it is not returned within a reasonable period after the date when it was transmitted for recording and (2) deliver such document or instrument to the Trustee or a Custodian appointed thereby (if such document or instrument is not otherwise returned to the Trustee or such
     Custodian) promptly upon the Mortgage Loan Seller's receipt thereof), so long as a copy of such document or instrument, certified by the Mortgage
     Loan Seller, a title agent or a recording or filing agent as being a copy of the document deposited for recording or filing and accompanied by an
     Officer's Certificate of the Mortgage Loan Seller or a statement from the title agent that such document or instrument has been sent to the appropriate public recording official for recordation (except that such certification shall not be required if the Trustee is responsible for recordation of such document or instrument under the Pooling and Servicing
     Agreement and the Mortgage Loan Seller has delivered the original unrecorded document or instrument to the Trustee on or before the date that is 45 days following the Closing Date), has been delivered to the Trustee on or before the date that is 45 days following the Closing Date, the delivery requirements of this subsection shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File. In addition, with respect to each Mortgage Loan (exclusive of any Mortgage Loan that constitutes a
     Non-Trust-Serviced Pooled Mortgage Loan) under which any Additional
     Collateral is in the form of a Letter of Credit as of the Closing Date, the
     Mortgage Loan Seller shall cause to be prepared, executed and delivered to the issuer of each such Letter of Credit such notices, assignments and acknowledgments as are required under such Letter of Credit to assign, without recourse, to the Trustee the Mortgage Loan Seller's rights as the beneficiary thereof and drawing party thereunder. Furthermore, with respect to each Mortgage Loan, if any, as to which there exists a secured creditor impaired property insurance policy or pollution limited liability environmental impairment policy covering the related Mortgaged Property, the Mortgage Loan Seller shall cause such policy, within a reasonable period following the Closing Date, to inure to the benefit of the Trustee for the benefit of the Certificateholders (if and to the extent that it does not by its terms automatically inure to the holder of such Mortgage
     Loan). For purposes of this paragraph, the relevant definition of "Mortgage
     File" shall be the definition of such term set forth in the Pooling and
     Servicing Agreement as in full force and effect on the Closing Date.

               (d) As soon as reasonably possible, and in any event within 45 days after the later of (i) the Closing Date (or in the case of a
     Replacement Pooled Mortgage Loan substituted as contemplated by Section
     2.03 of the Pooling and Servicing Agreement, after the related date of substitution) and (ii) the date on which all recording information necessary to complete the subject document is received by the Mortgage Loan
     Seller, the Mortgage Loan Seller shall complete (to the extent necessary), and shall

                                        5

     submit for recording or filing, as the case may be, including via electronic means, if appropriate, in or with the appropriate office for real property records or UCC Financing Statements, as applicable, each assignment of Mortgage and assignment of Assignment of Leases (except, in each case, with respect to any Mortgage or Assignment of Leases that has been recorded in the name of MERS or its designee) in favor of the Trustee referred to in clause (iv) of the definition of "Mortgage File" in the
     Pooling and Servicing Agreement and each assignment of UCC Financing
     Statement (except with respect to any UCC Financing Statement that has been recorded in the name of MERS or its designee) in favor of the Trustee referred to in clause (ix)(B) of the definition of "Mortgage File" in the
     Pooling and Servicing Agreement. Each such assignment shall reflect that it should be returned by the public recording office to the Trustee or
     Mortgage Loan Seller's designee following recording, and each such assignment of UCC Financing Statement shall reflect that the file copy thereof or an appropriate receipt therefor, as applicable, should be returned to the Trustee or Mortgage Loan Seller's designee following filing; provided that in those instances where the public recording office retains the original assignment of Mortgage or assignment of Assignment of
     Leases the Trustee shall obtain therefrom a copy of the recorded original.
     If the Mortgage Loan Seller's designee has been appointed to receive such assignment or such UCC Financing Statement following filing with the public recording office, the Mortgage Loan Seller's designee shall, within a reasonable time period, deliver such assignment or such UCC Financing
     Statement to the Trustee. If the Mortgage Loan Seller receives written notice that any assignment or other instrument of transfer with respect to the Mortgage Loans is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the Mortgage Loan Seller shall prepare or cause the preparation of a substitute therefor or cure such defect, as the case may be. The Mortgage Loan Seller shall be responsible for all reasonable out-of-pocket costs and expenses associated with recording and/or filing any and all assignments and other instruments of transfer with respect to the Mortgage Loans that are required to be recorded or filed, as the case may be, under the Pooling and Servicing Agreement;
     provided that the Mortgage Loan Seller shall not be responsible for actually recording or filing any such assignments or other instruments of transfer or for costs and expenses that the related
     Borrowers have agreed to pay. With respect to each Mortgage, Assignment of
     Leases and UCC Financing Statement that has been recorded in the name of
     MERS or its designee (if any), the Mortgage Loan Seller shall take all actions as are necessary to cause the Trustee to be shown as the owner of such Mortgage, Assignment of Leases or UCC Financing Statement on the
     records of MERS.

               (e) In connection with the Mortgage Loan Seller's assignment pursuant to Section 2(a) above, the Mortgage Loan Seller, at its expense, shall deliver to and deposit with, or cause to be delivered to and deposited with, the applicable Master Servicer, on or before the date that is 45 days after the Closing Date, in the case of the items in clause (i)
     below, and 20 days after the Closing Date, in the case of the items in clause (ii) below, the following items (except to the extent that any of the following items are to be retained by a Primary Servicer or
     Sub-Servicer that will continue to act on behalf of the applicable Master
     Servicer as contemplated by the Pooling and Servicing Agreement and a
     Primary Servicing Agreement or Sub-Servicing Agreement and except to the extent that any of the following items relate to any Mortgage Loan that constitutes a Non-Trust-Serviced Pooled Mortgage Loan): (i) originals or copies of all financial

                                        6

     statements, appraisals, environmental/engineering reports, transaction screens, seismic assessment reports, leases, rent rolls, insurance policies and certificates, major space leases, legal opinions and tenant estoppels and any other relevant documents relating to the origination and servicing of any Mortgage Loan that are reasonably necessary for the ongoing administration and/or servicing of the applicable Mortgage Loan in the possession or under the control of the Mortgage Loan Seller that relate to the Mortgage Loans transferred by it to the Purchaser and, to the extent that any original documents are not required to be a part of a Mortgage
     File for any such Mortgage Loan, originals or copies of all documents, certificates and opinions in the possession or under the control of the
     Mortgage Loan Seller that were delivered by or on behalf of the related
     Borrowers in connection with the origination of such Mortgage Loans
     (provided that the Mortgage Loan Seller shall not be required to deliver any attorney-client privileged communication, draft documents or any documents or materials prepared by it or its Affiliates for internal uses, including without limitation, credit committee briefs or memoranda and other internal approval documents); and (ii) all unapplied Reserve Funds and Escrow Payments in the possession or under the control of the Mortgage
     Loan Seller that relate to the Mortgage Loans.

               (f) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Mortgage Loan Seller shall report its transfer of the Mortgage Loans to the Purchaser, as provided herein, as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration specified in Section 1 hereof. In connection with the foregoing, the Mortgage Loan Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan) and to reflect that the Mortgage Loans are no longer property of the Mortgage Loan
     Seller.

               (g) The Mortgage Loan Schedule, as it may be amended from time to time, shall conform to the requirements set forth in the Pooling and
     Servicing Agreement. The Mortgage Loan Seller shall, within 15 days of its discovery or receipt of notice of any error on the Mortgage Loan Schedule, amend such Mortgage Loan Schedule and deliver to the Purchaser or the
     Trustee, as the case may be, an amended Mortgage Loan Schedule; provided that this sentence shall not be construed to relieve the Mortgage Loan
     Seller of any liability for any related Breach.

          SECTION 3. Examination of Mortgage Loan Files and Due Diligence
     Review. The Mortgage Loan Seller shall reasonably cooperate with any examination of the Mortgage Files for, and any other documents and records relating to, the Mortgage Loans, that may be undertaken by or on behalf of the Purchaser on or before the Closing Date. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of any of the Mortgage Files for, and/or any of such other documents and records relating to, the Mortgage Loans, shall not affect the Purchaser's right to pursue any remedy available in equity or at law for a breach of the Mortgage Loan Seller's representations and warranties made pursuant to
     Section 4, except as expressly set forth in Section 5.

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          SECTION 4. Representations, Warranties and Covenants of the Mortgage
     Loan Seller and the Purchaser.

               (a) The Mortgage Loan Seller hereby makes, as of the Closing Date
     (and, in connection with any replacement of a Defective Mortgage Loan (as defined in Section 4(d) hereof) with one or more Replacement Mortgage Loans
     (also as defined in Section 4(d) hereof), pursuant to Section 5(a) hereof, as of the related date of substitution), to and for the benefit of the
     Purchaser, each of the representations and warranties set forth in Exhibit
     B-1. The Purchaser hereby makes, as of the Closing Date, to and for the benefit of the Mortgage Loan Seller, each of the representations and warranties set forth in Exhibit B-2.

               (b) The Mortgage Loan Seller hereby makes, as of the Closing Date
     (or as of such other date specifically provided in the particular representation or warranty), to and for the benefit of the Purchaser, each of the representations and warranties set forth in Exhibit C.

               (c) The Mortgage Loan Seller hereby represents and warrants, as of the Closing Date, to and for the benefit of BSCMSI only, that the
     Mortgage Loan Seller has not dealt with any broker, investment banker, agent or other person (other than the Depositor, the Underwriters and the
     Initial Purchasers) who may be entitled to any commission or compensation in connection with the sale to the Purchaser of the Mortgage Loans.

               (d) The Mortgage Loan Seller hereby represents and warrants that, with respect to the Mortgage Loans and the Mortgage Loan Seller's role as
     "originator" (or the role of any third party as "originator" of any
     Mortgage Loan for which the Mortgage Loan Seller was not the originator)
     and "sponsor" in connection with the issuance of the Registered
     Certificates, the information regarding the Mortgage Loans, the related
     Borrowers, the related Mortgaged Properties and/or the Mortgage Loan Seller contained in the Prospectus Supplement complies in all material respects with the applicable disclosure requirements of Regulation AB.

               (e) For so long as the Trust is subject to the reporting
     requirements of the Exchange Act, the Mortgage Loan Seller hereby agrees to provide the Purchaser (or with respect to any Serviced Non-Pooled Pari
     Passu Companion Loan that is deposited into an Other Securitization, the depositor in such Other Securitization) and the Certificate Administrator with any Additional Form 10-D Disclosure and any Additional Form 10-K
     Disclosure opposite which "Pooled Mortgage Loan Seller" is set forth on
     Schedule IX and Schedule X to the Pooling and Servicing Agreement within the time periods and in accordance with the provisions set forth in the
     Pooling and Servicing Agreement.

               (f) The Mortgage Loan Seller hereby agrees that it shall be deemed to make to and for the benefit of the Purchaser, as of the date of substitution, with respect to any replacement mortgage loan (a "Replacement
     Mortgage Loan") that is substituted for a Defective Mortgage Loan, by the
     Mortgage Loan Seller pursuant to Section 5(a) of this

                                        8

     Agreement, each of the representations and warranties set forth in Exhibit
     C to this Agreement. From and after the date of substitution, each
     Replacement Mortgage Loan, if any, shall be deemed to constitute a
     "Mortgage Loan" hereunder for all purposes. A "Defective Mortgage Loan" is any Mortgage Loan as to which there is an unremedied Material Breach or
     Material Document Defect.

               (g) It is understood and agreed that the representations and warranties set forth in or made pursuant to this Section 4 shall survive delivery of the respective Mortgage Files to the Purchaser or its designee and shall inure to the benefit of the Purchaser, notwithstanding any restrictive or qualified endorsement or assignment.

          SECTION 5. Notice of Breach; Cure, Repurchase and Substitution.

               (a) The Mortgage Loan Seller shall, not later than 90 days from discovery by the Mortgage Loan Seller, or the receipt by the Mortgage Loan
     Seller of notice, of any Material Breach or Material Document Defect with respect to any Mortgage Loan (or, if such Material Breach or Material
     Document Defect, as the case may be, related to whether such Mortgage Loan is, or as of the Closing Date (or, in the case of a Replacement Mortgage
     Loan, as of the related date of substitution), was a Qualified Mortgage, and provided that the Mortgage Loan Seller discovered or received prompt written notice thereof, within 90 days after any earlier discovery by the
     Mortgage Loan Seller or any party to the Pooling and Servicing Agreement of such Material Breach or Material Document Defect, as the case may be) (such
     90-day period, in any case, the "Initial Resolution Period"), correct or cure such Material Document Defect or Material Breach, as the case may be, in all material respects, or repurchase the affected Mortgage Loan at the applicable Purchase Price; provided that if the Mortgage Loan Seller certifies to the Trustee in writing (i) that such Material Document Defect or Material Breach, as the case may be, does not relate to whether the affected Mortgage Loan is or, as of the Closing Date (or, in the case of a
     Replacement Mortgage Loan, as of the related date of substitution), was a
     Qualified Mortgage, (ii) that such Material Document Defect or Material
     Breach, as the case may be, is capable of being cured but not within the applicable Initial Resolution Period, (iii) that such Mortgage Loan Seller has commenced and is diligently proceeding with the cure of such Material
     Document Defect or Material Breach, as the case may be, during the applicable Initial Resolution Period, and (iv) that such Mortgage Loan
     Seller anticipates that such Material Document Defect or Material Breach, as the case may be, will be cured within an additional 90-day period (such additional 90-day period, the "Resolution Extension Period"), then the
     Mortgage Loan Seller shall have an additional period equal to any such applicable Resolution Extension Period to complete such correction or cure
     (or, upon failure to complete such correction or cure, to repurchase the affected Mortgage Loan); and provided, further, that, in lieu of repurchasing the affected Mortgage Loan as contemplated above (but, in any event, no later than such repurchase would have to have been completed), such Mortgage Loan Seller shall be permitted, during the three-month period following the Startup Day for the REMIC Pool that holds the affected
     Mortgage Loan (or during the two-year period following such Startup Day if the affected Mortgage Loan is a "defective obligation" within the meaning of Section 860G(a)(4)(B)(ii) of the Code and Treasury regulation section
     1.860G-2(f)), to replace the affected Mortgage Loan with one or more
     Qualifying

                                        9

     Substitute Mortgage Loans and to pay a cash amount equal to the applicable
     Substitution Shortfall Amount. The parties hereto agree that delivery by the Trustee (or a Custodian on its behalf) of a certification or schedule of exceptions to the Mortgage Loan Seller pursuant to the Pooling and
     Servicing Agreement shall not in and of itself constitute delivery of notice of any Material Document Defect or knowledge of the Mortgage Loan
     Seller of any Material Document Defect therein. If any Mortgage Loan is to be repurchased or replaced as contemplated by this subsection, the
     Purchaser or its designee shall be entitled to designate the account to which funds in the amount of the applicable Purchase Price or Substitution
     Shortfall Amount (as the case may be) are to be wired. Any such repurchase or replacement of a Mortgage Loan shall be on a whole loan, servicing released basis. Notwithstanding this subsection, the absence from the
     Mortgage File, (i) on the Closing Date of the Mortgage Note (or a lost note affidavit and indemnity with a copy of the Mortgage Note) and (ii) by the first anniversary of the Closing Date of originals or copies of the following documents (without the presence of any factor that reasonably mitigates such absence, non-conformity or irregularity) or of any Specially
     Designated Mortgage Loan Document shall be conclusively presumed to be a
     Material Document Defect and shall obligate the Mortgage Loan Seller to cure such Material Document Defect, or, failing that, repurchase the related Mortgage Loan or REO Mortgage Loan, all in accordance with the procedures set forth herein: (a) the Mortgage and any separate Assignment of Leases as described by clauses (ii) and (iii) of the definition of
     "Mortgage File"; (b) the title insurance policy as described in clause
     (viii) of the definition of "Mortgage File" (or, if the policy has not yet been issued, an original or copy of a written commitment "marked-up" at the closing of such Mortgage Loan, interim binder or the pro forma title insurance policy, in each case evidencing a binding commitment to issue such policy); or (c) the assignment of Mortgage (and any separate
     Assignment of Leases) as described by clause (iv) of the definition of
     "Mortgage File". For purposes of this paragraph, the relevant definition of
     "Mortgage File" shall be the definition of such term set forth in the
     Pooling and Servicing Agreement as in full force and effect on the Closing
     Date.

               The remedies provided for in this subsection with respect to any
     Material Document Defect or Material Breach with respect to any Mortgage
     Loan shall apply to the related REO Property.

               If (x) a Defective Mortgage Loan is to be repurchased or replaced as described above, (y) such Defective Mortgage Loan is part of a
     Cross-Collateralized Group and (z) the applicable document defect or breach does not constitute a Material Document Defect or Material Breach, as the
     case may be, as to the other Mortgage Loan(s) that are a part of such
     Cross-Collateralized Group (the "Other Crossed Loans") (without regard to this paragraph), then the applicable Document Defect or Breach (as the case may be) shall be deemed to constitute a Material Document Defect or
     Material Breach (as the case may be) as to each such Other Crossed Loan for purposes of the above provisions, and the Mortgage Loan Seller shall be obligated to repurchase or replace each such Other Crossed Loan in accordance with the provisions above unless, in the case of such Breach or
     Document Defect:

                                       10

                    (A) the Mortgage Loan Seller (at its expense) delivers or
          causes to be delivered to the Trustee an Opinion of Counsel to the effect that its repurchase of only those Mortgage Loans as to which a
          Material Breach has actually occurred without regard to the provisions of this paragraph (the "Affected Loan(s)") and the operation of the remaining provisions of this Section 5(a) will not result in an
          Adverse REMIC Event with respect to any REMIC Pool, or an Adverse
          Grantor Event with respect to either Grantor Trust Pool, under the
          Pooling and Servicing Agreement; and

                    (B) both of the following conditions would be satisfied if the Mortgage Loan Seller were to repurchase or replace only the
          Affected Loans and not the Other Crossed Loans:

                         (i) the debt service coverage ratio for all such Other
               Crossed Loan (excluding the Affected Loan(s)) for the four calendar quarters immediately preceding the repurchase or
               replacement is not less than the least of (A) 0.10x below the debt service coverage ratio for the Cross-Collateralized Group
               (including the Affected Loan(s)) set forth in Appendix B to the
               Prospectus Supplement, (B) the debt service coverage ratio for the Cross-Collateralized Group (including the Affected Loan(s))
               for the four preceding calendar quarters preceding the repurchase or replacement and (C) 1.25x; and

                         (ii) the loan-to-value ratio for the Other Crossed
               Loans is not greater than the greatest of (A) the loan-to-value ratio, expressed as a whole number (taken to one decimal place), for the Cross-Collateralized Group (including the Affected
               Loan(s)) set forth in Appendix B to the Prospectus Supplement plus 10%, (B) the loan-to-value ratio for the
               Cross-Collateralized Group (including the Affected Loan(s)) at the time of repurchase or replacement, and (C) 75%.

               The determination of the applicable Master Servicer as to whether the conditions set forth above have been satisfied shall be conclusive and binding in the absence of manifest error. The applicable Master Servicer will be entitled to cause to be delivered, or direct the Mortgage Loan
     Seller to (in which case the Mortgage Loan Seller shall) cause to be delivered, to the applicable Master Servicer an Appraisal of any or all of the related Mortgaged Properties for purposes of determining whether the condition set forth in clause (ii) above has been satisfied, in each case at the expense of the Mortgage Loan Seller if the scope and cost of the
     Appraisal is approved by the Mortgage Loan Seller and the Controlling Class
     Representative (such approval not to be unreasonably withheld in each case).

               With respect to any Defective Mortgage Loan that forms a part of a Cross-Collateralized Group and as to which the conditions described in the preceding paragraph are satisfied, such that the Trust Fund will continue to hold the Other Crossed Loans, the Mortgage Loan Seller and the
     Purchaser agree to forbear from enforcing any remedies against the other's
     Primary Collateral but each is permitted to exercise remedies against

                                       11

     the Primary Collateral securing its respective Mortgage Loans, including with respect to the Trustee, the Primary Collateral securing the Affected
     Loan(s) still held by the Trustee, so long as such exercise does not impair the ability of the Mortgage Loan Seller to exercise its remedies against its Primary Collateral. If the exercise of remedies by one such party would impair the ability of the other such party to exercise its remedies with respect to the Primary Collateral securing the Affected Loan or the Other
     Crossed Loans, as the case may be, held by the other such party, then both parties shall forbear from exercising such remedies unless and until the
     Mortgage Loan Documents evidencing and securing the relevant Mortgage Loans can be modified in a manner that complies with this Agreement to remove the threat of impairment as a result of the exercise of remedies. Any reserve or other cash collateral or letters of credit securing any of the
     Cross-Collateralized Loans shall be allocated between the Mortgage Loans in accordance with the Mortgage Loan Documents, or otherwise on a pro rata basis based upon their outstanding Stated Principal Balances. All other terms of the Mortgage Loans shall remain in full force and effect, without any modification thereof. The Borrowers set forth on Schedule V to the
     Pooling and Servicing Agreement are intended third-party beneficiaries of the provisions set forth in this paragraph and the preceding paragraph. The provisions of this paragraph and the preceding paragraph may not be modified with respect to any Mortgage Loan without the related Borrower's consent.

               All costs and expenses incurred by the Trustee and the applicable
     Master Servicer with respect to any Cross-Collateralized Group pursuant to the preceding paragraph shall be included in the calculation of Purchase
     Price for the Affected Loan(s) to be repurchased or replaced.

               (b) Whenever one or more Replacement Mortgage Loans are
     substituted for a Defective Mortgage Loan by the Mortgage Loan Seller as
     contemplated by this Section 5, upon direction by the applicable Master
     Servicer, the Mortgage Loan Seller shall deliver to the Trustee the related
     Mortgage File and a certification to the effect that such Replacement
     Mortgage Loan satisfies or such Replacement Mortgage Loans satisfy, as the case may be, all of the requirements of the definition of "Qualifying
     Substitute Mortgage Loan". No mortgage loan may be substituted for a
     Defective Mortgage Loan as contemplated by this Section 5 if the Mortgage
     Loan to be replaced was itself a Replacement Mortgage Loan, in which case, absent a cure of the relevant Material Breach or Material Document Defect, the affected Mortgage Loan will be required to be repurchased as contemplated hereby. Monthly Payments due with respect to each Replacement
     Mortgage Loan (if any) after the related date of substitution, and Monthly
     Payments due with respect to each corresponding Deleted Mortgage Loan (if any) after its respective Cut-off Date and on or prior to the related date of substitution, shall be part of the Trust Fund. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) on or prior to the related date of substitution, and Monthly Payments due with respect to each corresponding Deleted Mortgage Loan (if any) after the related date of substitution, shall not be part of the Trust Fund and are to be remitted by the applicable Master Servicer to the Mortgage Loan Seller promptly following receipt.

                                       12

          If any Mortgage Loan is to be repurchased or replaced by the Mortgage
Loan Seller as contemplated by this Section 5, upon direction by the applicable
Master Servicer, the Mortgage Loan Seller shall amend the Mortgage Loan Schedule to reflect the removal of any Deleted Mortgage Loan and, if applicable, the substitution of the related Replacement Mortgage Loan(s) and deliver or cause the delivery of such amended Mortgage Loan Schedule to the parties to the
Pooling and Servicing Agreement. Upon any substitution of one or more
Replacement Mortgage Loans for a Deleted Mortgage Loan, such Replacement
Mortgage Loan(s) shall become part of the Trust Fund and be subject to the terms of this Agreement in all respects.

               (c) Upon the date when the full amount of the Purchase Price or
     Substitution Shortfall Amount (as the case may be) for any Mortgage Loan repurchased or replaced by the related Mortgage Loan Seller as contemplated by this Section 5 has been deposited in the account designated therefor by the Purchaser (or the applicable Master Servicer on its behalf), and further, if applicable, upon receipt by the Purchaser (or the Trustee or a
     Custodian appointed thereby) of the Mortgage File for each Replacement
     Mortgage Loan (if any) to be substituted for a Deleted Mortgage Loan, together with any certifications and/or opinions required pursuant to this
     Section 5 to be delivered by the Mortgage Loan Seller, the Purchaser (or the Trustee) shall (i) release or cause the release of the Mortgage File and any Additional Collateral held by or on behalf of the Purchaser (or the
     Trustee) for the Deleted Mortgage Loan to the Mortgage Loan Seller or its
     designee and (ii) execute and deliver such instruments of release, transfer and/or assignment, in each case without recourse, as shall be provided to it and are reasonably necessary to vest in the Mortgage Loan Seller or its designee the ownership of the Deleted Mortgage Loan, and the Purchaser (or
     the applicable Master Servicer on its behalf) shall notify the affected
     Borrowers of the transfers of the Deleted Mortgage Loan(s) and any
     Replacement Mortgage Loan(s). In connection with any such repurchase or substitution by the Mortgage Loan Seller, each of the applicable Master
     Servicer and the Special Servicer (or other servicing agent for the
     Purchaser) shall deliver to the Mortgage Loan Seller or its designee any portion of the related Servicing File, together with any Escrow Payments,
     Reserve Funds and Additional Collateral, held by or on behalf of such
     Master Servicer or the Special Servicer (or other servicing agent for the
     Purchaser), as the case may be, with respect to the Deleted Mortgage Loan, in each case at the expense of the Mortgage Loan Seller.

               (d) It is understood and agreed that the obligations of the
     Mortgage Loan Seller set forth in this Section 5 to cure a Material Breach or a Material Document Defect, or to repurchase or replace the related
     Defective Mortgage Loan(s), constitute the sole remedies available to the
     Purchaser, the Certificateholders or the Trustee on behalf of the
     Certificateholders with respect to a Breach or Document Defect in respect of any Mortgage Loan.

          Notwithstanding the foregoing, to the extent (but only to the extent)
that (A) the Mortgage Loan Seller represents in the representation and warranty set forth in the final sentence of paragraph 23 or the representation and warranty set forth in the final sentence of paragraph 29 of Exhibit C attached hereto that the Borrower under a Mortgage Loan is required to pay, or that the lender is entitled to charge the Borrower for, a cost or expense described in such sentence,

                                       13

(B) such representation and warranty is untrue with respect to such cost or expense, (C) the Purchaser actually incurs such cost or such expense, (D) the
Purchaser (or a Person acting on behalf of the Purchaser) exercises efforts consistent with the Servicing Standard and the related Mortgage Loan Documents to collect such cost or expense from the Borrower and (E) the Borrower does not pay such cost or expense at or before the conclusion of the efforts described in the preceding clause (D), then the Mortgage Loan Seller hereby covenants and agrees (it being the intention of the parties that all, and not less than all, of the conditions described in the preceding clauses (A), (B), (C), (D) and (E)
shall be precedent to such covenant and agreement) to pay such cost or expense within 90 days following a direction by the Purchaser (or a Person acting on behalf of the Purchaser) to do so. Also notwithstanding the foregoing, the remedy described in the immediately preceding sentence shall constitute the sole remedy available to the Purchaser, the Certificateholders or the Trustee on
behalf of the Certificateholders with respect to any breach of any representation described in clause (A) of the immediately preceding sentence, the Mortgage Loan Seller shall not otherwise have any obligation to cure such a breach and the Mortgage Loan Seller shall not have any obligation to repurchase or replace the affected Mortgage Loan.

          SECTION 6. Closing. The closing of the sale of the Mortgage Loans (the
     "Closing") shall be held at the offices of Sidley Austin LLP, 787 Seventh
     Avenue, New York, New York 10019 at 10:00 a.m., New York City time, on the
     Closing Date.

          The Closing shall be subject to each of the following conditions:

                         (i) All of the representations and warranties of the
               Mortgage Loan Seller made pursuant to Section 4 of this Agreement shall be true and correct in all material respects as of the
               Closing Date;

                         (ii) All documents specified in Section 7 of this
               Agreement (the "Closing Documents"), in such forms as are agreed upon and reasonably acceptable to the Purchaser and, in the case of the Pooling and Servicing Agreement (insofar as such Agreement affects the obligations of the Mortgage Loan Seller hereunder), to the Mortgage Loan Seller, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

                         (iii) The Mortgage Loan Seller shall have delivered and
               released to the Purchaser or its designee, all documents, funds and other assets required to be delivered thereto pursuant to
               Section 2 of this Agreement;

                         (iv) The result of any examination of the Mortgage
               Files for, and any other documents and records relating to, the
               Mortgage Loans performed by or on behalf of the Purchaser
               pursuant to Section 3 hereof shall be satisfactory to the
               Purchaser in its reasonable determination;

                         (v) All other terms and conditions of this Agreement
               required to be complied with on or before the Closing Date shall have

                                       14

               been complied with in all material respects, and the Mortgage
               Loan Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed by it after the Closing Date;

                         (vi) The Mortgage Loan Seller shall have paid all fees
               and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement;

                         (vii) the Mortgage Loan Seller shall have received the
               purchase price for the Mortgage Loans, as contemplated by Section
               1; and

                         (viii) Neither the Underwriting Agreement nor the
               Certificate Purchase Agreement shall have been terminated in accordance with its terms.

               Each of the parties agrees to use their commercially reasonable best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the
     Closing Date.

               SECTION 7. Closing Documents. The Purchaser or its designee shall have received all of the following Closing Documents, in such forms as are agreed upon and acceptable to the Purchaser, the Underwriters, the Initial
     Purchasers and the Rating Agencies (collectively, the "Interested
     Parties"), and upon which the Interested Parties may rely:

                         (i) This Agreement, duly executed by the Purchaser and
               the Mortgage Loan Seller;

                         (ii) Each of the Pooling and Servicing Agreement and
               the Indemnification Agreement, duly executed by the respective parties thereto;

                         (iii) An Officer's Certificate substantially in the
               form of Exhibit D-1 hereto, executed by the Secretary or an assistant secretary of the Mortgage Loan Seller, in his or her individual capacity, and dated the Closing Date, and upon which the Interested Parties may rely, attaching thereto as exhibits
               (A) the resolutions of the board of directors of the Mortgage
               Loan Seller authorizing the Mortgage Loan Seller's entering into the transactions contemplated by this Agreement and the
               Indemnification Agreement, and (B) the organizational documents of the Mortgage Loan Seller;

                         (iv) A certificate of good standing with respect to the
               Mortgage Loan Seller issued by the Secretary of State of the
               State of New York not earlier than 60 days prior to the Closing
               Date, and upon which the Interested Parties may rely;

                                       15

                         (v) A Certificate of the Mortgage Loan Seller
               substantially in the form of Exhibit D-2 hereto, executed by an executive officer of the Mortgage Loan Seller on the Mortgage
               Loan Seller's behalf and dated the Closing Date, and upon which the Interested Parties may rely;

                         (vi) The written opinion of in-house counsel for the
               Mortgage Loan Seller, dated the Closing Date and addressed to the
               Interested Parties and the Trustee, which opinion shall be substantially in the form of Exhibit D-3A hereto (with such additions, deletions or modifications as may be required by either Rating Agency);

                         (vii) A written opinion of Cadwalader, Wickersham &
               Taft LLP, special counsel for the Mortgage Loan Seller, dated the
               Closing Date and addressed to the Interested Parties and the
               Trustee, which opinion shall be substantially in the form of
               Exhibit D-3B hereto (with such additions, deletions or
               modifications as may be required by either Rating Agency);

                         (viii) A letter from Cadwalader, Wickersham & Taft LLP,
               special counsel for the Mortgage Loan Seller, dated the Closing
               Date and addressed to BSCMSI and the Underwriters, which letter shall be substantially in the form of Exhibit D-3C hereto;

                         (ix) copies of all other opinions rendered by counsel
               for the Mortgage Loan Seller to the Rating Agencies in connection with the transactions contemplated by this Agreement, including, but not limited to, with respect to the characterization of the transfer of the Mortgage Loans hereunder as a true sale, with each such opinion to be addressed to the other Interested Parties and the Trustee or accompanied by a letter signed by such counsel stating that the other Interested Parties and the Trustee may rely on such opinion as if it were addressed to them as of date thereof;

                         (x) One or more comfort letters from Deloitte & Touche
               LLP, certified public accountants, dated the date of any
               preliminary Prospectus Supplement, the Prospectus Supplement and
               the Memorandum, respectively, and addressed to, and in form and substance acceptable to, the Interested Parties (other than the
               Rating Agencies), stating in effect that, using the assumptions and methodology used by BSCMSI or the Underwriters, as
               applicable, all of which shall be described in such letters, they have recalculated such numbers and percentages relating to the
               Mortgage Loans set forth in any preliminary Prospectus
               Supplement, the Prospectus Supplement and the Memorandum,
               compared the results of their calculations to the corresponding items in any preliminary Prospectus Supplement, the Prospectus
               Supplement and the Memorandum, respectively, and found

                                       16

               each such number and percentage set forth in any preliminary
               Prospectus Supplement, the Prospectus Supplement and the
               Memorandum, respectively, to be in agreement with the results of such calculations; and

                         (xi) Such further certificates, opinions and documents
               as the Purchaser may reasonably request or any Rating Agency may require.

          SECTION 8. Costs. Whether or not this Agreement is terminated, the costs and expenses incurred in connection with the transactions herein contemplated shall be allocated pursuant to the terms of a settlement statement dated the Closing Date.

          SECTION 9. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service, or transmitted by facsimile and confirmed by similar mailed writing, if to the Purchaser, addressed to the
     Purchaser at 383 Madison Avenue, New York, New York 10179, Attention: J.
     Christopher Hoeffel, Senior Managing Director, Commercial Mortgage
     Department (with copies to the attention of Philip M. Cedar, Senior
     Managing Director, Legal Department), or such other address as may be designated by the Purchaser to the Mortgage Loan Seller in writing, or, if to the Mortgage Loan Seller, addressed to the Mortgage Loan Seller at 383
     Madison Avenue, New York, New York 10179, Attention: J. Christopher
     Hoeffel, Senior Managing Director, Commercial Mortgage Department (with copies to the attention of Philip M. Cedar, Senior Managing Director, Legal
     Department), or such other address as may be designated by the Mortgage
     Loan Seller to the Purchaser in writing.

          SECTION 10. Miscellaneous. Neither this Agreement nor any term or provision hereof may be changed, waived, discharged or terminated except by a writing signed by a duly authorized officer of the party against whom enforcement of such change, waiver, discharge or termination is sought to be enforced. This Agreement may be executed in any number of counterparts, each of which shall for all purposes be deemed to be an original and all of which shall together constitute but one and the same instrument. This
     Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, and no other person will have any right or obligation hereunder. Notwithstanding any contrary provision of this Agreement or the Pooling and Servicing Agreement, the
     Purchaser shall not consent to any amendment of the Pooling and Servicing
     Agreement which will increase the obligations of, or otherwise adversely affect, the Mortgage Loan Seller, without the consent of the Mortgage Loan
     Seller.

          SECTION 11. Representations, Warranties and Agreements to Survive
     Delivery. All representations, warranties and agreements contained in this
     Agreement, incorporated herein by reference or contained in the certificates of officers of the Mortgage Loan Seller delivered pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Mortgage Loan Seller to
     BSCMSI and by BSCMSI to the Trust, notwithstanding any restrictive or qualified endorsement or assignment in respect of any Mortgage Loan.

                                       17

          SECTION 12. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

          SECTION 13. Governing Law; Consent to Jurisdiction; Waiver of Trial by
     Jury. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH
     THE LAWS OF THE STATE OF NEW YORK, APPLICABLE TO AGREEMENTS NEGOTIATED,
     MADE AND TO BE PERFORMED ENTIRELY IN SAID STATE. TO THE FULLEST EXTENT
     PERMITTED UNDER APPLICABLE LAW, EACH OF THE PURCHASER AND THE MORTGAGE LOAN
     SELLER HEREBY IRREVOCABLY (I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK
     STATE AND FEDERAL COURTS SITTING IN THE BOROUGH OF MANHATTAN IN NEW YORK
     CITY WITH RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT;
     (II) AGREES THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION OR PROCEEDING MAY
     BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS; (III)
     WAIVES, TO THE FULLEST POSSIBLE EXTENT, THE DEFENSE OF AN INCONVENIENT
     FORUM; (IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING
     SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON
     THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW; AND (V) WAIVES TO THE
     EXTENT PERMITTED BY APPLICABLE LAW ALL RIGHT TO TRIAL BY JURY IN ANY
     ACTION, CLAIM, SUIT, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON
     CONTRACT, TORT OR OTHERWISE) RELATING TO OR ARISING OUT OF THIS AGREEMENT.

          SECTION 14. Further Assurances. The Mortgage Loan Seller and the
     Purchaser each agrees to execute and deliver such instruments and take such further actions as any other party hereto may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

          SECTION 15. Successors and Assigns. The rights and obligations of the
     Mortgage Loan Seller under this Agreement shall not be assigned by the
     Mortgage Loan Seller without the prior written consent of the Purchaser, except that any person into which the Mortgage Loan Seller may be merged or consolidated, or any person resulting from any merger, conversion or consolidation to which the Mortgage Loan Seller is a party, or any person succeeding to all or substantially all of the business of the Mortgage Loan
     Seller, shall be the successor to the Mortgage Loan Seller hereunder. In connection with its transfer of the Mortgage Loans to the Trust as contemplated by the recitals

                                       18

     hereto, BSCMSI is expressly authorized to assign its rights under this
     Agreement, in whole or in part, to the Trustee for the benefit of the registered holders and beneficial owners of the Certificates. To the extent of any such assignment, the Trustee, for the benefit of the registered holders and beneficial owners of the Certificates, shall be the Purchaser hereunder. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Mortgage Loan Seller and the
     Purchaser, and their respective successors and permitted assigns.

          SECTION 16. Information. The Mortgage Loan Seller shall provide the
     Purchaser with such information about itself, the Mortgage Loans and the underwriting and servicing procedures applicable to the Mortgage Loans as is (i) customary in commercial mortgage loan securitization transactions,
     (ii) required by a Rating Agency or a governmental agency or body or (iii)
     reasonably requested by the Purchaser for use in a public or private disclosure document.

          SECTION 17. Cross-Collateralized Mortgage Loans. Notwithstanding
     anything herein to the contrary, it is hereby acknowledged that certain groups of Mortgage Loans are, in the case of each such particular group of
     Mortgage Loans (each, a "Cross-Collateralized Group"), by their terms, cross-defaulted and cross-collateralized, if identified as such on the
     Mortgage Loan Schedule. For purposes of reference, the Mortgaged Property that relates or corresponds to any of the Mortgage Loans referred to in this Section 17 shall be the property identified in the Mortgage Loan
     Schedule as corresponding thereto. The provisions of this Agreement, including, without limitation, each of the representations and warranties set forth in Exhibit C hereto and each of the capitalized terms used herein but defined in the Pooling and Servicing Agreement, shall be interpreted in a manner consistent with this Section 17. In addition, if there exists with respect to any Cross-Collateralized Group only one original of any document referred to in the definition of "Mortgage File" in the Pooling and
     Servicing Agreement and covering all the Mortgage Loans in such
     Cross-Collateralized Group, the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans constituting such
     Cross-Collateralized Group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage Loan.

          SECTION 18. Entire Agreement. Except as otherwise expressly contemplated hereby, this Agreement constitutes the entire agreement and understanding of the parties with respect to the matters addressed herein, and this Agreement supersedes any prior agreements and/or understandings, written or oral, with respect to such matters.

                            [SIGNATURE PAGE FOLLOWS]

                                       19

          IN WITNESS WHEREOF, the Mortgage Loan Seller and the Purchaser have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                     BEAR STEARNS COMMERCIAL
                                        MORTGAGE, INC.

                                     By: /s/ Adam Ansaldi
                                         ---------------------------------------
                                         Name: Adam Ansaldi
                                         Title: Managing Director/Principal

                                     BEAR STEARNS COMMERCIAL
                                        MORTGAGE SECURITIES INC.

                                     By: /s/ Adam Ansaldi
                                         ---------------------------------------
                                         Name: Adam Ansaldi
                                         Title: Vice President

                                   BSCMI MLPA

                                    EXHIBIT A

                     SCHEDULE OF BSCMI POOLED MORTGAGE LOANS

                                     Ex. A-1

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC., SERIES 2007-PWR18

MORTGAGE LOAN SCHEDULE

 SELLER           CMSA        CMSA
LOAN ID    ID   LOAN NO.  PROPERTY NO.  PROPERTY NAME (1)
-----------------------------------------------------------------------------------

 51254     3       3                    Solo Cup Industrial Portfolio
 51254    3-a                3-001      Solo Cup - Dallas, TX
 51254    3-b                3-002      Solo Cup - Chicago, IL
 51254    3-c                3-003      Solo Cup - Federalsburg, MD
 51254    3-d                3-004      Solo Cup - Conyers, GA
-----------------------------------------------------------------------------------
 51254    3-e                3-005      Solo Cup - Augusta, GA
 51254    3-f                3-006      Solo Cup - Urbana, IL
 51468     5       5                    RRI Hotel Portfolio
 51468    5-a                5-001      Red Roof Inn Chicago Downtown
 51468    5-b                5-002      Red Roof Inn Greater Washington Alexandria
-----------------------------------------------------------------------------------
 51468    5-c                5-003      Red Roof Inn Meadowlands NYC
 51468    5-d                5-004      Red Roof Inn Philadelphia Airport
 51468    5-e                5-005      Red Roof Inn San Antonio Downtown
 51468    5-f                5-006      Red Roof Inn Charlottesville
 51468    5-g                5-007      Red Roof Inn Naples
-----------------------------------------------------------------------------------
 51468    5-h                5-008      Red Roof Inn Boston Woburn
 51468    5-i                5-009      Red Roof Inn Philadelphia Oxford Valley
 51468    5-j                5-010      Red Roof Inn Philadelphia Trevose
 51468    5-k                5-011      Red Roof Inn Tampa Fairgrounds
 51468    5-l                5-012      Red Roof Inn Laredo
-----------------------------------------------------------------------------------
 51468    5-m                5-013      Red Roof Inn Columbia Jessup
 51468    5-n                5-014      Red Roof Inn Baton Rouge
 51468    5-o                5-015      Red Roof Inn Greater Washington
 51468    5-p                5-016      Red Roof Inn Tucson North
 51468    5-q                5-017      Red Roof Inn Albany
-----------------------------------------------------------------------------------
 51468    5-r                5-018      Red Roof Inn Gainesville
 51468    5-s                5-019      Red Roof Inn St. Louis
 51468    5-t                5-020      Red Roof Inn Mt Laurel Greater Philadelphia
 51468    5-u                5-021      Red Roof Inn Buffalo Airport
 51468    5-v                5-022      Red Roof Inn Charleston North
-----------------------------------------------------------------------------------
 51468    5-w                5-023      Red Roof Inn Rochester Henrietta
 51468    5-x                5-024      Red Roof Inn Mobile North
 51468    5-y                5-025      Red Roof Inn Utica
 51468    5-z                5-026      Red Roof Inn Milford
 51468    5-aa               5-027      Red Roof Inn Allentown Bethlehem
-----------------------------------------------------------------------------------
 51468    5-ab               5-028      Red Roof Inn Pittsburgh Cranberry
 51468    5-ac               5-029      Red Roof Inn Chicago Downers Grove
 51468    5-ad               5-030      Red Roof Inn Detroit Warren
 51468    5-ae               5-031      Red Roof Inn Lexington South
 51468    5-af               5-032      Red Roof Inn Tucson South
-----------------------------------------------------------------------------------
 51468    5-ag               5-033      Red Roof Inn Greater Washington Laurel
 51468    5-ah               5-034      Red Roof Inn Greater Washington Lanham
 51468    5-ai               5-035      Red Roof Inn Buffalo Amherst
 51468    5-aj               5-036      Red Roof Inn Syracuse
 51468    5-ak               5-037      Red Roof Inn Austin South
-----------------------------------------------------------------------------------
 51468    5-al               5-038      Red Roof Inn Chicago Willowbrook
 51468    5-am               5-039      Red Roof Inn Raleigh Downtown NCSU
 51468    5-an               5-040      Red Roof Inn El Paso West
 51468    5-ao               5-041      Red Roof Inn Aberdeen
 51468    5-ap               5-042      Red Roof Inn Raleigh Southwest Cary
-----------------------------------------------------------------------------------
 51468    5-aq               5-043      Red Roof Inn Detroit Dearborn
 51468    5-ar               5-044      Red Roof Inn Akron South
 51468    5-as               5-045      Red Roof Inn Columbia East
 51468    5-at               5-046      Red Roof Inn Buffalo Hamburg
 51468    5-au               5-047      Red Roof Inn Greensboro Coliseum
-----------------------------------------------------------------------------------
 51468    5-av               5-048      Red Roof Inn Boston Southborough
 51468    5-aw               5-049      Red Roof Inn Rockford
 51468    5-ax               5-050      Red Roof Inn Harrisburg North
 51468    5-ay               5-051      Red Roof Inn Salem
 51468    5-az               5-052      Red Roof Inn Indianapolis North
-----------------------------------------------------------------------------------
 51468    5-ba               5-053      Red Roof Inn Detroit Rochester Hills
 51468    5-bb               5-054      Red Roof Inn Columbus East Reynoldsburg
 51468    5-bc               5-055      Red Roof Inn Orlando Convention Center
 51468    5-bd               5-056      Red Roof Inn Atlanta Town Center Mall
 51468    5-be               5-057      Red Roof Inn Huntington
-----------------------------------------------------------------------------------
 51468    5-bf               5-058      Red Roof Inn Lexington
 51468    5-bg               5-059      Red Roof Inn Elkhart
 51468    5-bh               5-060      Red Roof Inn Cleveland Middleburg Heights
 51468    5-bi               5-061      Red Roof Inn Nashville Airport
 51468    5-bj               5-062      Red Roof Inn Chicago Arlington Heights
-----------------------------------------------------------------------------------
 51468    5-bk               5-063      Red Roof Inn Toledo University
 51468    5-bl               5-064      Red Roof Inn Champaign
 51468    5-bm               5-065      Red Roof Inn Louisville SE Fairgrounds
 51468    5-bn               5-066      Red Roof Inn Charleston West Hurricane
 51468    5-bo               5-067      Red Roof Inn Cleveland Westlake
-----------------------------------------------------------------------------------
 51468    5-bp               5-068      Red Roof Inn Detroit Taylor
 51468    5-bq               5-069      Red Roof Inn LaFayette
 51468    5-br               5-070      Red Roof Inn Columbus Dublin
 51468    5-bs               5-071      Red Roof Inn Houston West
 51468    5-bt               5-072      Red Roof Inn Detroit Airport Belleville
-----------------------------------------------------------------------------------
 51468    5-bu               5-073      Red Roof Inn Michigan City
 51468    5-bv               5-074      Red Roof Inn Jacksonville Airport
 51468    5-bw               5-075      Red Roof Inn Detroit Plymouth
 51468    5-bx               5-076      Red Roof Inn Boston Mansfield Foxboro
 51468    5-by               5-077      Red Roof Inn Dayton North
-----------------------------------------------------------------------------------
 51468    5-bz               5-078      Red Roof Inn Louisville East
 51468    5-ca               5-079      Red Roof Inn Dallas Fort Worth Airport
 49393     8       8         8-001      Norfolk Marriott
 51083     10      10        10-001     Park Avenue Apartments
 50637     14      14                   AG Industrial Portfolio
-----------------------------------------------------------------------------------
 50637    14-a               14-001     Sunny Delight - 10 Corn Road
 50637    14-b               14-002     Sunny Delight - 1230 North Tustin Avenue
 50637    14-c               14-003     Sunny Delight - 7000 LaGrange Blvd
 52097     22      22        22-001     Gulf Pointe 30
 50957     24      24        24-001     Yards Plaza
-----------------------------------------------------------------------------------
 50382     29      29        29-001     Reserve at Johns Creek Walk
 52098     31      31        31-001     Mesquite 30
 51420     32      32                   Sentinel and Blossum Business Centers
 51420    32-a               32-001     Sentinel Business Center
 51420    32-b               32-002     Blossom Business Center
-----------------------------------------------------------------------------------
 51383     34      34        34-001     The Outpost
 51503     38      38        38-001     Orchards at Dover
 50469     42      42        42-001     Rite Aid - Salem
 50026     43      43        43-001     Rite Aid - New Philadelphia
 50467     44      44        44-001     Rite Aid Portfolio- Flatwoods
-----------------------------------------------------------------------------------
 50468     45      45        45-001     Rite Aid Portfolio - New Salisbury
 51633     49      49        49-001     984 North Broadway
 50982     57      57        57-001     Pelham Plaza
 50492     58      58        58-001     Walgreens Plaza - Haverhill
 51322     66      66        66-001     UNH Park Court Apartment Portfolio
-----------------------------------------------------------------------------------
 48482     71      71        71-001     High Grove Plaza
 51094     84      84        84-001     1261 Post Road
 51448     87      87        87-001     280 Dobbs Ferry Rd
 51232     92      92        92-001     FedEx Florence
 50053     95      95        95-001     Circuit City San Rafael
-----------------------------------------------------------------------------------
 50776    110     110       110-001     2085 Valentine Avenue
 50669    116     116       116-001     1718-1730 Massachusetts Avenue
 51574    130     130       130-001     Hemlock Plaza
 49916    131     131       131-001     2165 Jerome Avenue
 51723    132     132       132-001     2695 Mount Vernon
-----------------------------------------------------------------------------------
 51418    134     134       134-001     Toluca Towers
 51732    146     146                   ARC/GF Retail Portfolio
 51732   146-a              146-001     Bridgestone-FireStone - St. Peter's
 51732   146-b              146-002     Dollar General - Lancaster
 51732   146-c              146-003     Dollar General - Independence
-----------------------------------------------------------------------------------
 51732   146-d              146-004     Dollar General - Florence

 SELLER
LOAN ID  ADDRESS                                                                             CITY                 STATE
------------------------------------------------------------------------------------------------------------------------

 51254   Various                                                                             Various             Various
 51254   4444 West Ledbetter Drive                                                           Dallas                 TX
 51254   7575 South Kostner Avenue                                                           Chicago                IL
 51254   1000 Industrial Park Drive                                                          Federalsburg           MD
 51254   1455 Highway 138 NE                                                                 Conyers                GA
------------------------------------------------------------------------------------------------------------------------
 51254   1550 Wrightsboro Road                                                               Augusta                GA
 51254   1505 E. Main Street                                                                 Urbana                 IL
 51468   Various                                                                             Various             Various
 51468   162 E Ontario St                                                                    Chicago                IL
 51468   5975 Richmond Hwy                                                                   Alexandria             VA
------------------------------------------------------------------------------------------------------------------------
 51468   15 Meadowlands Pkwy                                                                 Secaucus               NJ
 51468   49 Industrial Highway                                                               Essington              PA
 51468   1011 East Houston Street                                                            San Antonio            TX
 51468   1309 W Main St                                                                      Charlottesville        VA
 51468   1925 Davis Boulevard                                                                Naples                 FL
------------------------------------------------------------------------------------------------------------------------
 51468   19 Commerce Way                                                                     Woburn                 MA
 51468   3100 Cabot Blvd W                                                                   Langhorne              PA
 51468   3100 Lincoln Hwy                                                                    Trevose                PA
 51468   5001 North US 301                                                                   Tampa                  FL
 51468   1006 West Calton Road                                                               Laredo                 TX
------------------------------------------------------------------------------------------------------------------------
 51468   8000 Washington Blvd                                                                Jessup                 MD
 51468   11314 Boardwalk Dr                                                                  Baton Rouge            LA
 51468   6170 Oxon Hill Rd                                                                   Oxon Hill              MD
 51468   4940 W Ina Rd                                                                       Tucson                 AZ
 51468   188 Wolf Rd                                                                         Albany                 NY
------------------------------------------------------------------------------------------------------------------------
 51468   3500 SW 42nd Street                                                                 Gainesville            FL
 51468   5823 Wilson Avenue                                                                  St. Louis              MO
 51468   603 Fellowship Rd                                                                   Mount Laurel           NJ
 51468   146 Maple Dr                                                                        Bowmansville           NY
 51468   7480 Northwoods Blvd                                                                North Charleston       SC
------------------------------------------------------------------------------------------------------------------------
 51468   4820 W Henrietta Rd                                                                 Henrietta              NY
 51468   33 East I-65 Service Road South                                                     Mobile                 AL
 51468   20 Weaver St                                                                        Utica                  NY
 51468   10 Rowe Ave                                                                         Milford                CT
 51468   1846 Catasauqua Road                                                                Allentown              PA
------------------------------------------------------------------------------------------------------------------------
 51468   20009 Route 19                                                                      Cranberry Township     PA
 51468   1113 Butterfield Rd                                                                 Downers Grove          IL
 51468   26300 Dequindre Rd                                                                  Warren                 MI
 51468   2651 Wilhite Dr                                                                     Lexington              KY
 51468   3704 E Irvington Rd                                                                 Tucson                 AZ
------------------------------------------------------------------------------------------------------------------------
 51468   12525 Laurel Bowie Rd                                                               Laurel                 MD
 51468   9050 Lanham Severn Rd                                                               Lanham                 MD
 51468   42 Flint Rd                                                                         Amherst                NY
 51468   6614 N Thompson Road                                                                Syracuse               NY
 51468   4701 South Interstate Highway 35                                                    Austin                 TX
------------------------------------------------------------------------------------------------------------------------
 51468   7535 Kingery Hwy                                                                    Willowbrook            IL
 51468   1813 S Saunders St                                                                  Raleigh                NC
 51468   7530 Remcon Circle                                                                  El Paso                TX
 51468   988 Hospitality Way                                                                 Aberdeen               MD
 51468   1800 Walnut St                                                                      Cary                   NC
------------------------------------------------------------------------------------------------------------------------
 51468   24130 Michigan Ave                                                                  Dearborn               MI
 51468   2939 S Arlington Rd                                                                 Akron                  OH
 51468   7580 Two Notch Rd                                                                   Columbia               SC
 51468   5370 Camp Rd                                                                        Hamburg                NY
 51468   2101 W Meadowview Rd                                                                Greensboro             NC
------------------------------------------------------------------------------------------------------------------------
 51468   367 Turnpike Rd                                                                     Southborough           MA
 51468   7434 E State St                                                                     Rockford               IL
 51468   400 Corporate Cir                                                                   Harrisburg             PA
 51468   15 Red Roof Ln                                                                      Salem                  NH
 51468   9520 Valparaiso Court                                                               Indianapolis           IN
------------------------------------------------------------------------------------------------------------------------
 51468   2580 Crooks Rd                                                                      Rochester Hills        MI
 51468   2449 Brice Rd                                                                       Reynoldsburg           OH
 51468   9922 Hawaiian Court                                                                 Orlando                FL
 51468   520 Roberts Ct NW                                                                   Kennesaw               GA
 51468   5190 US Rte 60 E                                                                    Huntington             WV
------------------------------------------------------------------------------------------------------------------------
 51468   1980 Haggard Ct                                                                     Lexington              KY
 51468   2902 Cassopolis Street                                                              Elkhart                IN
 51468   17555 Bagley Rd                                                                     Middleburg Heights     OH
 51468   510 Claridge Dr                                                                     Nashville              TN
 51468   22 W Algonquin Rd                                                                   Arlington Heights      IL
------------------------------------------------------------------------------------------------------------------------
 51468   3530 Executive Pkwy                                                                 Toledo                 OH
 51468   212 W Anthony Dr                                                                    Champaign              IL
 51468   3322 Red Roof Inn Pl                                                                Louisville             KY
 51468   500 Putnam Village Dr                                                               Hurricane              WV
 51468   29595 Clemens Road                                                                  Westlake               OH
------------------------------------------------------------------------------------------------------------------------
 51468   21230 Eureka Rd                                                                     Taylor                 MI
 51468   1718 North University Avenue                                                        Lafayette              LA
 51468   5125 Post Rd                                                                        Dublin                 OH
 51468   15701 Park Ten Pl                                                                   Houston                TX
 51468   45501 N I 94 Service Dr                                                             Belleville             MI
------------------------------------------------------------------------------------------------------------------------
 51468   110 West Kieffer Road                                                               Michigan City          IN
 51468   14701 Airport Entrance Road                                                         Jacksonville           FL
 51468   39700 Ann Arbor Rd E                                                                Plymouth               MI
 51468   60 Forbes Blvd                                                                      Mansfield              MA
 51468   7370 Miller Lane                                                                    Dayton                 OH
------------------------------------------------------------------------------------------------------------------------
 51468   9330 Blairwood Rd                                                                   Louisville             KY
 51468   8150 Esters Blvd                                                                    Irving                 TX
 49393   235 East Main Street                                                                Norfolk                VA
 51083   255-275 Park Avenue                                                                 Brooklyn               NY
 50637   Various                                                                             Various             Various
------------------------------------------------------------------------------------------------------------------------
 50637   10 Corn Road                                                                        Elizabeth              NJ
 50637   1230 North Tustin Avenue                                                            Anaheim                CA
 50637   7000 & 7050 LaGrange Road                                                           Atlanta                GA
 52097   11801 South Sam Houston Pkwy E.                                                     Houston                TX
 50957   4700 South Damen Avenue                                                             Chicago                IL
------------------------------------------------------------------------------------------------------------------------
 50382   11055 Bell Road                                                                     Duluth                 GA
 52098   19919 Lyndon B Johnson Fwy                                                          Mesquite               TX
 51420   Various                                                                             San Antonio            TX
 51420   10530-10732 Sentinel Drive                                                          San Antonio            TX
 51420   12005-12095 Starcrest Drive                                                         San Antonio            TX
------------------------------------------------------------------------------------------------------------------------
 51383   2415 S University Parks Drive                                                       Waco                   TX
 51503   1311 Route 37 West                                                                  Toms River             NJ
 50469   2229 East State Street                                                              Salem                  OH
 50026   132 Tuscarawas Avenue                                                               New Philadelphia       OH
 50467   1902 Argillite Road                                                                 Flatwoods              KY
------------------------------------------------------------------------------------------------------------------------
 50468   1673 State Route 64 (7895 Highway 135 NE)                                           New Salisbury          IN
 51633   984 North Broadway                                                                  Yonkers                NY
 50982   150 Bridge Street                                                                   Pelham                 NH
 50492   310 Main Street                                                                     Haverhill              MA
 51322   10 Main St. & 20-26 Park Court, 42 Garrison Avenue, 8 Main Street & 9 Woodman Road  Durham                 NH
------------------------------------------------------------------------------------------------------------------------
 48482   1931-1955 Glacier Park Avenue                                                       Naperville             IL
 51094   1261 Post Road                                                                      Fairfield              CT
 51448   280 Dobbs Ferry Road                                                                White Plains           NY
 51232   2498 Florence Harlee Boulevard                                                      Florence               SC
 50053   330 Bellam Boulevard                                                                San Rafael             CA
------------------------------------------------------------------------------------------------------------------------
 50776   2085 Valentine Avenue                                                               Bronx                  NY
 50669   1718-1730 Massachusetts Avenue                                                      Cambridge              MA
 51574   2968-2990 Kildaire Farm Road                                                        Cary                   NC
 49916   2165 Jerome Avenue                                                                  Bronx                  NY
 51723   2677-2695 Mount Vernon Avenue                                                       Bakersfield            CA
------------------------------------------------------------------------------------------------------------------------
 51418   4660 Cahuenga Boulevard                                                             Toluca Lake            CA
 51732   Various                                                                             Various             Various
 51732   6042 Mid Rivers Mall Drive                                                          St. Peter's            MO
 51732   1941 West Fair Avenue                                                               Lancaster              OH
 51732   5052 Madison Pike                                                                   Independence           KY
------------------------------------------------------------------------------------------------------------------------
 51732   7789 Dixie Highway                                                                  Florence               KY

                                   CUT-OFF          MONTHLY                  MONTHLY          FIRST               INTEREST
 SELLER              ORIGINAL         DATE             DEBT               DEBT SERVICE       PAYMENT   INTEREST    ACCRUAL
LOAN ID  ZIP CODE  BALANCE ($)  BALANCE ($) (3)  SERVICE ($) (4) (5)  AFTER IO ($) (4) (5)     DATE    RATE (4)     BASIS
---------------------------------------------------------------------------------------------------------------------------

 51254    Various   97,500,000     97,500,000         514,865.45             629,788.14      9/1/2007   6.2500%  Actual/360
 51254     75236    32,788,889     32,788,889
 51254     60652    24,555,555     24,555,555
 51254     21632    14,155,556     14,155,556
 51254     30013    10,496,296     10,496,296
---------------------------------------------------------------------------------------------------------------------------
 51254     30904     9,003,704      9,003,704
 51254     61802     6,500,000      6,500,000
 51468    Various   78,000,000     77,810,961         504,507.40                    NAP     10/1/2007   6.7230%  Actual/360
 51468     60611     5,139,603      5,127,147
 51468     22303     2,317,956      2,312,338
---------------------------------------------------------------------------------------------------------------------------
 51468     07094     2,295,988      2,290,424
 51468     19029     2,105,111      2,100,009
 51468     78205     2,102,937      2,097,840
 51468     22903     1,701,326      1,697,203
 51468     34104     1,696,511      1,692,400
---------------------------------------------------------------------------------------------------------------------------
 51468     01801     1,637,314      1,633,346
 51468     19047     1,592,092      1,588,234
 51468     19053     1,444,322      1,440,822
 51468     33610     1,342,573      1,339,320
 51468     78041     1,318,248      1,315,053
---------------------------------------------------------------------------------------------------------------------------
 51468     20794     1,313,034      1,309,851
 51468     70816     1,296,326      1,293,184
 51468     20745     1,246,517      1,243,496
 51468     85743     1,224,899      1,221,931
 51468     12205     1,224,242      1,221,275
---------------------------------------------------------------------------------------------------------------------------
 51468     32608     1,188,708      1,185,827
 51468     63110     1,155,446      1,152,646
 51468     08054     1,155,389      1,152,588
 51468     14026     1,144,996      1,142,221
 51468     29406     1,105,602      1,102,923
---------------------------------------------------------------------------------------------------------------------------
 51468     14467     1,081,528      1,078,907
 51468     36606     1,080,351      1,077,733
 51468     13502     1,060,844      1,058,273
 51468     06460     1,046,648      1,044,111
 51468     18109     1,035,716      1,033,206
---------------------------------------------------------------------------------------------------------------------------
 51468     16066     1,020,029      1,017,557
 51468     60515     1,011,496      1,009,044
 51468     48091       995,286        992,873
 51468     40503       988,846        986,449
 51468     85714       976,723        974,356
---------------------------------------------------------------------------------------------------------------------------
 51468     20708       951,545        949,239
 51468     20706       927,586        925,337
 51468     14226       923,606        921,367
 51468     13206       920,660        918,429
 51468     78744       913,081        910,868
---------------------------------------------------------------------------------------------------------------------------
 51468     60527       909,681        907,477
 51468     27603       900,851        898,668
 51468     79912       899,387        897,207
 51468     21001       883,569        881,428
 51468     27511       873,429        871,312
---------------------------------------------------------------------------------------------------------------------------
 51468     48124       847,242        845,189
 51468     44312       806,976        805,020
 51468     29223       796,626        794,695
 51468     14075       788,394        786,483
 51468     27403       753,591        751,765
---------------------------------------------------------------------------------------------------------------------------
 51468     01772       749,911        748,094
 51468     61108       738,602        736,812
 51468     17110       714,269        712,538
 51468     03079       706,873        705,160
 51468     46268       694,722        693,038
---------------------------------------------------------------------------------------------------------------------------
 51468     48309       690,089        688,417
 51468     43068       679,268        677,622
 51468     32819       675,441        673,804
 51468     30144       656,083        654,493
 51468     25705       640,425        638,873
---------------------------------------------------------------------------------------------------------------------------
 51468     40505       639,949        638,398
 51468     46514       617,149        615,654
 51468     44130       593,866        592,426
 51468     37214       591,100        589,667
 51468     60005       563,840        562,474
---------------------------------------------------------------------------------------------------------------------------
 51468     43606       554,389        553,045
 51468     61820       551,570        550,233
 51468     40218       544,784        543,464
 51468     25526       542,120        540,806
 51468     44145       537,304        536,002
---------------------------------------------------------------------------------------------------------------------------
 51468     48180       536,547        535,247
 51468     70507       510,319        509,082
 51468     43017       498,939        497,730
 51468     77084       487,502        486,320
 51468     48111       478,932        477,772
---------------------------------------------------------------------------------------------------------------------------
 51468     46360       473,490        472,342
 51468     32218       471,381        470,238
 51468     48170       461,853        460,733
 51468     02048       404,328        403,348
 51468     45414       348,675        347,830
---------------------------------------------------------------------------------------------------------------------------
 51468     40222       289,302        288,601
 51468     75063       214,147        213,628
 49393     23510    62,000,000     62,000,000         335,835.49                    NAP      9/1/2007   6.4110%  Actual/360
 51083     11205    47,000,000     47,000,000         247,000.23             288,470.67      9/1/2007   6.2200%  Actual/360
 50637    Various   39,150,000     39,150,000         191,886.20             229,738.75      7/1/2007   5.8010%  Actual/360
---------------------------------------------------------------------------------------------------------------------------
 50637     08810    16,443,524     16,443,524
 50637     92807    14,451,958     14,451,958
 50637     30336     8,254,518      8,254,518
 52097     77089    26,200,000     26,098,551         196,405.92                    NAP     11/1/2007   6.5690%  Actual/360
 50957     60632    25,200,000     25,200,000         138,502.29             159,364.01     10/1/2007   6.5050%  Actual/360
---------------------------------------------------------------------------------------------------------------------------
 50382     30097    23,000,000     23,000,000         125,555.78                    NAP     10/1/2007   6.4610%  Actual/360
 52098     75149    22,200,000     22,115,874         168,550.13                    NAP     11/1/2007   6.7310%  Actual/360
 51420    Various   22,040,000     22,040,000         114,523.82             134,273.89      9/1/2007   6.1500%  Actual/360
 51420     78217    13,240,000     13,240,000
 51420     78247     8,800,000      8,800,000
---------------------------------------------------------------------------------------------------------------------------
 51383     76706    22,000,000     22,000,000         116,788.17             135,930.31     11/1/2007   6.2830%  Actual/360
 51503     08753    19,640,000     19,640,000         104,359.55             121,425.46     10/1/2007   6.2890%  Actual/360
 50469     44460     4,928,000      4,913,515          28,999.98                    NAP     10/1/2007   5.8270%  Actual/360
 50026     44663     4,528,000      4,528,000          22,292.59                    NAP     10/1/2007   5.8270%  Actual/360
 50467     41139     3,600,000      3,600,000          17,723.79                    NAP     10/1/2007   5.8270%  Actual/360
---------------------------------------------------------------------------------------------------------------------------
 50468     47161     2,954,000      2,954,000          14,543.36                    NAP     10/1/2007   5.8270%  Actual/360
 51633     10701    14,250,000     14,250,000          77,874.27              89,770.01     11/1/2007   6.4680%  Actual/360
 50982     03076    11,000,000     11,000,000          59,295.60              68,661.67     10/1/2007   6.3800%  Actual/360
 50492     01830    10,900,000     10,900,000          57,715.88              67,233.74     10/1/2007   6.2670%  Actual/360
 51322     03824     9,000,000      9,000,000          49,358.65              56,832.86      9/1/2007   6.4910%  Actual/360
---------------------------------------------------------------------------------------------------------------------------
 48482     60540     8,400,000      8,400,000          40,901.29              49,089.51     12/1/2006   5.7630%  Actual/360
 51094     06824     7,200,000      7,200,000          36,195.83              42,936.46     10/1/2007   5.9500%  Actual/360
 51448     10607     7,000,000      7,000,000          38,750.83              44,484.42     10/1/2007   6.5520%  Actual/360
 51232     29506     6,550,000      6,550,000          34,759.96              40,461.63     10/1/2007   6.2810%  Actual/360
 50053     94901     6,400,000      6,400,000          31,492.74                    NAP      6/1/2007   5.8240%  Actual/360
---------------------------------------------------------------------------------------------------------------------------
 50776     10457     5,100,000      5,100,000          27,306.31              31,690.72      9/1/2007   6.3370%  Actual/360
 50669     02139     4,875,000      4,875,000          25,685.61              29,971.84      8/1/2007   6.2360%  Actual/360
 51574     27511     4,000,000      4,000,000          21,832.41              25,177.59     10/1/2007   6.4600%  Actual/360
 49916     10453     3,850,000      3,840,455          24,639.25                    NAP     10/1/2007   6.6200%  Actual/360
 51723     93306     3,724,000      3,724,000          20,341.70              23,452.56     10/1/2007   6.4650%  Actual/360
---------------------------------------------------------------------------------------------------------------------------
 51418     91602     3,527,000      3,527,000          18,547.45              21,656.74      8/1/2007   6.2240%  Actual/360
 51732    Various    3,026,000      3,026,000          16,416.51                    NAP     10/1/2007   6.4210%  Actual/360
 51732     63304     1,290,000      1,290,000
 51732     43130       590,000        590,000
 51732     41051       580,000        580,000
---------------------------------------------------------------------------------------------------------------------------
 51732     41042       566,000        566,000

         MATURITY    ARD       ORIGINAL      STATED REMAINING     ORIGINAL         REMAINING       REMAINING      CROSSED
SELLER     DATE     LOAN   TERM TO MATURITY  TERM TO MATURITY   AMORTIZATION     AMORTIZATION    INTEREST ONLY     WITH
LOAN ID   OR ARD    (Y/N)    OR ARD (MOS.)    OR ARD (MOS.)    TERM (MOS.) (4)  TERM (MOS.) (4)  PERIOD (MOS.)  OTHER LOANS
---------------------------------------------------------------------------------------------------------------------------

 51254   8/1/2017    No           120              116               316              316             316           316
 51254
 51254
 51254
 51254
---------------------------------------------------------------------------------------------------------------------------
 51254
 51254
 51468   9/1/2017    No           120              117               360              357             360           357
 51468
 51468
---------------------------------------------------------------------------------------------------------------------------
 51468
 51468
 51468
 51468
 51468
---------------------------------------------------------------------------------------------------------------------------
 51468
 51468
 51468
 51468
 51468
---------------------------------------------------------------------------------------------------------------------------
 51468
 51468
 51468
 51468
 51468
---------------------------------------------------------------------------------------------------------------------------
 51468
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---------------------------------------------------------------------------------------------------------------------------
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---------------------------------------------------------------------------------------------------------------------------
 51468
 51468
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---------------------------------------------------------------------------------------------------------------------------
 51468
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---------------------------------------------------------------------------------------------------------------------------
 51468
 51468
 51468
 51468
 51468
---------------------------------------------------------------------------------------------------------------------------
 51468
 51468
 49393   8/1/2012    No           60                56                0                0               0             0
 51083   8/1/2014    No           84                80               360              360             360           360
 50637   6/1/2017    No           120              114               360              360             360           360
---------------------------------------------------------------------------------------------------------------------------
 50637
 50637
 50637
 52097   10/1/2012   No           60                58               240              238             240           238
 50957   9/1/2017    No           120              117               360              360             360           360
---------------------------------------------------------------------------------------------------------------------------
 50382   3/1/2013    No           66                63                0                0               0             0
 52098   10/1/2012   No           60                58               240              238             240           238
 51420   8/1/2017    No           120              116               360              360             360           360
 51420
 51420
---------------------------------------------------------------------------------------------------------------------------
 51383   10/1/2017   No           120              118               360              360             360           360
 51503   9/1/2017    No           120              117               360              360             360           360
 50469   9/1/2017    Yes          120              117               360              357             360           357
 50026   9/1/2017    Yes          120              117                0                0               0             0
 50467   9/1/2017    Yes          120              117                0                0               0             0
---------------------------------------------------------------------------------------------------------------------------
 50468   9/1/2017    Yes          120              117                0                0               0             0
 51633   10/1/2017   No           120              118               360              360             360           360
 50982   9/1/2017    No           120              117               360              360             360           360
 50492   9/1/2017    No           120              117               360              360             360           360
 51322   8/1/2017    No           120              116               360              360             360           360
---------------------------------------------------------------------------------------------------------------------------
 48482   11/1/2017   No           132              119               360              360             360           360
 51094   9/1/2017    No           120              117               360              360             360           360
 51448   9/1/2017    No           120              117               360              360             360           360
 51232   9/1/2012    Yes          60                57               360              360             360           360
 50053   5/1/2012    Yes          60                53                0                0               0             0
---------------------------------------------------------------------------------------------------------------------------
 50776   8/1/2012    No           60                56               360              360             360           360
 50669   7/1/2017    No           120              115               360              360             360           360
 51574   9/1/2017    No           120              117               360              360             360           360
 49916   9/1/2017    No           120              117               360              357             360           357
 51723   9/1/2017    No           120              117               360              360             360           360
---------------------------------------------------------------------------------------------------------------------------
 51418   7/1/2017    No           120              115               360              360             360           360
 51732   9/1/2017    Yes          120              117                0                0               0             0
 51732
 51732
 51732
---------------------------------------------------------------------------------------------------------------------------
 51732

         PREPAYMENT                                                                 MORTGAGE
SELLER   PROVISIONS                                                   OWNERSHIP       LOAN     ADMINISTRATIVE  PAYMENT
LOAN ID  (# OF PAYMENTS) (8)                                          INTEREST     SELLER (2)     FEE RATE      DATE
----------------------------------------------------------------------------------------------------------------------

 51254   GRTR3% or YM(23)/GRTR1% or YM(96)/Open(1)                       Fee          BSCMI       0.03148%       1st
 51254                                                                   Fee          BSCMI
 51254                                                                   Fee          BSCMI
 51254                                                                   Fee          BSCMI
 51254                                                                   Fee          BSCMI
----------------------------------------------------------------------------------------------------------------------
 51254                                                                   Fee          BSCMI
 51254                                                                   Fee          BSCMI
 51468   LO(27)/Flex(89)/Open(4)                                    Fee/Leasehold     BSCMI       0.03148%       1st
 51468                                                                   Fee          BSCMI
 51468                                                                   Fee          BSCMI
----------------------------------------------------------------------------------------------------------------------
 51468                                                                   Fee          BSCMI
 51468                                                                   Fee          BSCMI
 51468                                                                   Fee          BSCMI
 51468                                                                   Fee          BSCMI
 51468                                                                   Fee          BSCMI
----------------------------------------------------------------------------------------------------------------------
 51468                                                                   Fee          BSCMI
 51468                                                                   Fee          BSCMI
 51468                                                                   Fee          BSCMI
 51468                                                                   Fee          BSCMI
 51468                                                                   Fee          BSCMI
----------------------------------------------------------------------------------------------------------------------
 51468                                                                   Fee          BSCMI
 51468                                                                   Fee          BSCMI
 51468                                                                   Fee          BSCMI
 51468                                                                   Fee          BSCMI
 51468                                                                   Fee          BSCMI
----------------------------------------------------------------------------------------------------------------------
 51468                                                                   Fee          BSCMI
 51468                                                                   Fee          BSCMI
 51468                                                                   Fee          BSCMI
 51468                                                                   Fee          BSCMI
 51468                                                                   Fee          BSCMI
----------------------------------------------------------------------------------------------------------------------
 51468                                                                   Fee          BSCMI
 51468                                                                   Fee          BSCMI
 51468                                                                   Fee          BSCMI
 51468                                                                Leasehold       BSCMI
 51468                                                                   Fee          BSCMI
----------------------------------------------------------------------------------------------------------------------
 51468                                                                   Fee          BSCMI
 51468                                                                   Fee          BSCMI
 51468                                                                   Fee          BSCMI
 51468                                                                   Fee          BSCMI
 51468                                                                   Fee          BSCMI
----------------------------------------------------------------------------------------------------------------------
 51468                                                                   Fee          BSCMI
 51468                                                                   Fee          BSCMI
 51468                                                                   Fee          BSCMI
 51468                                                                   Fee          BSCMI
 51468                                                                   Fee          BSCMI
----------------------------------------------------------------------------------------------------------------------
 51468                                                                   Fee          BSCMI
 51468                                                                   Fee          BSCMI
 51468                                                                   Fee          BSCMI
 51468                                                                   Fee          BSCMI
 51468                                                                   Fee          BSCMI
----------------------------------------------------------------------------------------------------------------------
 51468                                                                   Fee          BSCMI
 51468                                                                   Fee          BSCMI
 51468                                                                   Fee          BSCMI
 51468                                                                   Fee          BSCMI
 51468                                                                   Fee          BSCMI
----------------------------------------------------------------------------------------------------------------------
 51468                                                                   Fee          BSCMI
 51468                                                                   Fee          BSCMI
 51468                                                                   Fee          BSCMI
 51468                                                                   Fee          BSCMI
 51468                                                                   Fee          BSCMI
----------------------------------------------------------------------------------------------------------------------
 51468                                                                   Fee          BSCMI
 51468                                                                   Fee          BSCMI
 51468                                                                   Fee          BSCMI
 51468                                                                   Fee          BSCMI
 51468                                                                   Fee          BSCMI
----------------------------------------------------------------------------------------------------------------------
 51468                                                                   Fee          BSCMI
 51468                                                                   Fee          BSCMI
 51468                                                                   Fee          BSCMI
 51468                                                                   Fee          BSCMI
 51468                                                                   Fee          BSCMI
----------------------------------------------------------------------------------------------------------------------
 51468                                                                   Fee          BSCMI
 51468                                                                   Fee          BSCMI
 51468                                                                   Fee          BSCMI
 51468                                                                   Fee          BSCMI
 51468                                                                   Fee          BSCMI
----------------------------------------------------------------------------------------------------------------------
 51468                                                                   Fee          BSCMI
 51468                                                                   Fee          BSCMI
 51468                                                                   Fee          BSCMI
 51468                                                                   Fee          BSCMI
 51468                                                                   Fee          BSCMI
----------------------------------------------------------------------------------------------------------------------
 51468                                                                   Fee          BSCMI
 51468                                                                   Fee          BSCMI
 51468                                                                   Fee          BSCMI
 51468                                                                Leasehold       BSCMI
 51468                                                                   Fee          BSCMI
----------------------------------------------------------------------------------------------------------------------
 51468                                                                   Fee          BSCMI
 51468                                                                   Fee          BSCMI
 49393   LO(28)/Defeasance(30)/Open(2)                                Leasehold       BSCMI       0.05148%       1st
 51083   LO(28)/GRTR1% or YM(55)/Open(1)                                 Fee          BSCMI       0.03148%       1st
 50637   GRTR1% or YM(119)/Open(1)                                       Fee          BSCMI       0.03148%       1st
----------------------------------------------------------------------------------------------------------------------
 50637                                                                   Fee          BSCMI
 50637                                                                   Fee          BSCMI
 50637                                                                   Fee          BSCMI
 52097   LO(26)/Defeasance(32)/Open(2)                                   Fee          BSCMI       0.03148%       1st
 50957   LO(27)/Defeasance(92)/Open(1)                                   Fee          BSCMI       0.03148%       1st
----------------------------------------------------------------------------------------------------------------------
 50382   LO(27)/Defeasance(36)/Open(3)                                   Fee          BSCMI       0.03148%       1st
 52098   LO(26)/Defeasance(32)/Open(2)                                   Fee          BSCMI       0.03148%       1st
 51420   LO(28)/Defeasance(91)/Open(1)                                   Fee          BSCMI       0.03148%       1st
 51420                                                                   Fee          BSCMI
 51420                                                                   Fee          BSCMI
----------------------------------------------------------------------------------------------------------------------
 51383   LO(26)/Defeasance(93)/Open(1)                                   Fee          BSCMI       0.03148%       1st
 51503   LO(27)/Defeasance(92)/Open(1)                                   Fee          BSCMI       0.03148%       1st
 50469   GRTR3% or YM(27)/GRTR3% or YM or Def(20)/Flex(69)/Open(4)       Fee          BSCMI       0.03148%       1st
 50026   GRTR3% or YM(27)/GRTR3% or YM or Def(20)/Flex(69)/Open(4)       Fee          BSCMI       0.03148%       1st
 50467   GRTR3% or YM(27)/GRTR3% or YM or Def(20)/Flex(69)/Open(4)       Fee          BSCMI       0.03148%       1st
----------------------------------------------------------------------------------------------------------------------
 50468   GRTR3% or YM(27)/GRTR3% or YM or Def(20)/Flex(69)/Open(4)       Fee          BSCMI       0.03148%       1st
 51633   LO(26)/Defeasance(93)/Open(1)                                   Fee          BSCMI       0.03148%       1st
 50982   GRTR3% or YM(25)/GRTR1% or YM(94)/Open(1)                       Fee          BSCMI       0.03148%       1st
 50492   LO(27)/Defeasance(92)/Open(1)                              Fee/Leasehold     BSCMI       0.07148%       1st
 51322   LO(28)/Defeasance(91)/Open(1)                                   Fee          BSCMI       0.07148%       1st
----------------------------------------------------------------------------------------------------------------------
 48482   LO(48)/GRTR1% or YM(83)/Open(1)                                 Fee          BSCMI       0.07148%       1st
 51094   LO(27)/Defeasance(92)/Open(1)                                   Fee          BSCMI       0.03148%       1st
 51448   LO(27)/GRTR1% or YM(90)/Open(3)                                 Fee          BSCMI       0.03148%       1st
 51232   LO(27)/Defeasance(32)/Open(1)                                   Fee          BSCMI       0.03148%       1st
 50053   LO(31)/Defeasance(27)/Open(2)                                   Fee          BSCMI       0.03148%       1st
----------------------------------------------------------------------------------------------------------------------
 50776   GRTR2% or YM(59)/Open(1)                                        Fee          BSCMI       0.03148%       1st
 50669   LO(29)/Defeasance(90)/Open(1)                                   Fee          BSCMI       0.07148%       1st
 51574   LO(27)/Defeasance(91)/Open(2)                                   Fee          BSCMI       0.03148%       1st
 49916   LO(27)/GRTR1% or YM(89)/Open(4)                                 Fee          BSCMI       0.03148%       1st
 51723   LO(27)/Defeasance(92)/Open(1)                                   Fee          BSCMI       0.03148%       1st
----------------------------------------------------------------------------------------------------------------------
 51418   LO(29)/Defeasance(87)/Open(4)                                   Fee          BSCMI       0.04148%       1st
 51732   GRTR3% or YM(24)/GRTR1% or YM(3)/Flex(89)/Open(4)          Fee/Leasehold     BSCMI       0.03148%       1st
 51732                                                                Leasehold       BSCMI
 51732                                                                   Fee          BSCMI
 51732                                                                   Fee          BSCMI
----------------------------------------------------------------------------------------------------------------------
 51732                                                                   Fee          BSCMI

SELLER     PAYMENT GRACE PERIOD                       LETTER OF
LOAN ID  EVENT OF LATE FEE (DAYS)                       CREDIT                                    BORROWER
------------------------------------------------------------------------------------------------------------------------------------

 51254              0                                                  SCC Distribution Centers LLC
 51254
 51254
 51254
 51254
------------------------------------------------------------------------------------------------------------------------------------
 51254
 51254
 51468              0                                                  R-Roof I, LLC, R-Roof II, LLC, and R-Roof III, LLC
 51468
 51468
------------------------------------------------------------------------------------------------------------------------------------
 51468
 51468
 51468
 51468
 51468
------------------------------------------------------------------------------------------------------------------------------------
 51468
 51468
 51468
 51468
 51468
------------------------------------------------------------------------------------------------------------------------------------
 51468
 51468
 51468
 51468
 51468
------------------------------------------------------------------------------------------------------------------------------------
 51468
 51468
 51468
 51468
 51468
------------------------------------------------------------------------------------------------------------------------------------
 51468
 51468
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 51468
------------------------------------------------------------------------------------------------------------------------------------
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 51468
------------------------------------------------------------------------------------------------------------------------------------
 51468
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 51468
------------------------------------------------------------------------------------------------------------------------------------
 51468
 51468
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 51468
------------------------------------------------------------------------------------------------------------------------------------
 51468
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 51468
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 51468
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------------------------------------------------------------------------------------------------------------------------------------
 51468
 51468
 49393              0                                                  IProcNorfolk, LLC
 51083              0                                                  The Chocolate Factory, LLC
 50637              0                                                  AGNL Beverages, L.L.C.
------------------------------------------------------------------------------------------------------------------------------------
 50637
 50637
 50637
 52097              5                                                  EPT Gulf Pointe, Inc.
 50957              5                                                  Yards Plaza, LLC
------------------------------------------------------------------------------------------------------------------------------------
 50382              0                                                  Johns Creek Realty Partners, LLC
 52098              5                                                  EPT Mesquite, Inc.
 51420              5                                                  Blossom Sentinel Investors, LLC
 51420
 51420
------------------------------------------------------------------------------------------------------------------------------------
 51383              0                                                  Outpost Apartments, LLC; Outpost Apartments Property 1, LLC;
                                                                       Outpost Apartments Property 2, LLC; Outpost Apartments
                                                                       Property 3, LLC; Outpost Apartments Property 4, LLC;
                                                                       Outpost Apartments Property 5, LLC; Outpost Apartments
                                                                       Property 6, LLC; Outpost Apartments Property 7, LLC;
                                                                       Outpost Apartments Property 8, LLC; Outpost Apartments
                                                                       Property 10, LLC; Outpost Apartments Property 11, LLC;
                                                                       Outpost Apartments Property 13, LLC; Outpost Apartments
                                                                       Property 14, LLC; Outpost Apartments Property 15, LLC;
                                                                       Outpost Apartments Property 16, LLC; Outpost Apartments
                                                                       Property 17, LLC; Outpost Apartments Property 18, LLC;
                                                                       Outpost Apartments Property 19, LLC; Outpost Apartments
                                                                       Property 20, ELC and Outpost Apartments Property 22, LLC
 51503              0                                                  The Orchards at Dover, L.L.C.
 50469              5                                                  ARC RASLMOH001, LLC
 50026              5                                                  ARC Ranphoh001, LLC
 50467              5                                                  ARC RAFWKY0001, LLC
------------------------------------------------------------------------------------------------------------------------------------
 50468              5                                                  ARC Ransin0001, LLC
 51633              0                                                  984 Associates, LLC
 50982              5                                                  Pelham Realty Group LLC
 50492              5                                                  Monument Square Company, LLC
 51322              5                                                  Varsity Durham II, LLC
------------------------------------------------------------------------------------------------------------------------------------
 48482              5              Standex LOC ($400,000)              Nare High Grove, LLC
 51094              5                                                  1261 Post Road Associates LLC
 51448              5                                                  280 DFR, LLC
 51232              5                                                  Florence Federal Mezzanine LLC & Middleboro Federal
                                                                       Mezzanine I, LLC
 50053              5                                                  Simvest Real Estate II LLC
------------------------------------------------------------------------------------------------------------------------------------
 50776              5                                                  2085 Valentine LLC
 50669              5                                                  1718-1730 Mass. Ave. LLC
 51574              5              Roof Repair Reserve LOC ($142,500)  Hemlock Plaza Limited Partnership
 49916              5                                                  Tuck-It-Away Associates-Jerome, LLC
 51723              5                                                  Golden State Properties LLC (a/k/a Bakersfield Golden State
                                                                       Properties LLC) and Bryloo Investments LLC
------------------------------------------------------------------------------------------------------------------------------------
 51418              5                                                  4038 Ursula, LLC
 51732              5                                                  ARC DGINDKY001, LLC, ARC DGFLKY0001, LLC, ARC DGLANOH001,
                                                                       LLC, ARC BSSPMO0001, LLC
 51732
 51732
 51732
------------------------------------------------------------------------------------------------------------------------------------
 51732

                                                                                                NON-TRUST-SERVICED
SELLER                   MASTER                  MASTER SERVICER   LOAN GROUP                  POOLED MORTGAGE LOAN
LOAN ID                 SERVICER                    FEE RATE      (ONE OR TWO)                   APPLICABLE RATE
------------------------------------------------------------------------------------------------------------------------------------

 51254   Wells Fargo Bank, National Association     0.305000%           1
 51254
 51254
 51254
 51254
------------------------------------------------------------------------------------------------------------------------------------
 51254
 51254
 51468   Wells Fargo Bank, National Association     0.305000%           1       The BSCMSI 2007-PWR17 Master Servicer is required to
                                                                                make remittances of payments received on the RRI
                                                                                Hotel Portfolio Pooled Mortgage Loan on the first
                                                                                business day following its receipt of those
                                                                                payments. The master servicing fee and other
                                                                                scheduled administrative fees payable under the
                                                                                applicable Non-Trust Servicing Agreement are
                                                                                calculated at an aggregate rate of 0.01% per annum
                                                                                on an Actual/360 Basis.
 51468
 51468
------------------------------------------------------------------------------------------------------------------------------------
 51468
 51468
 51468
 51468
 51468
------------------------------------------------------------------------------------------------------------------------------------
 51468
 51468
 51468
 51468
 51468
------------------------------------------------------------------------------------------------------------------------------------
 51468
 51468
 51468
 51468
 51468
------------------------------------------------------------------------------------------------------------------------------------
 51468
 51468
 51468
 51468
 51468
------------------------------------------------------------------------------------------------------------------------------------
 51468
 51468
 51468
 51468
 51468
------------------------------------------------------------------------------------------------------------------------------------
 51468
 51468
 51468
 51468
 51468
------------------------------------------------------------------------------------------------------------------------------------
 51468
 51468
 51468
 51468
 51468
------------------------------------------------------------------------------------------------------------------------------------
 51468
 51468
 51468
 51468
 51468
------------------------------------------------------------------------------------------------------------------------------------
 51468
 51468
 51468
 51468
 51468
------------------------------------------------------------------------------------------------------------------------------------
 51468
 51468
 51468
 51468
 51468
------------------------------------------------------------------------------------------------------------------------------------
 51468
 51468
 51468
 51468
 51468
------------------------------------------------------------------------------------------------------------------------------------
 51468
 51468
 51468
 51468
 51468
------------------------------------------------------------------------------------------------------------------------------------
 51468
 51468
 51468
 51468
 51468
------------------------------------------------------------------------------------------------------------------------------------
 51468
 51468
 51468
 51468
 51468
------------------------------------------------------------------------------------------------------------------------------------
 51468
 51468
 51468
 51468
 51468
------------------------------------------------------------------------------------------------------------------------------------
 51468
 51468
 49393   Wells Fargo Bank, National Association     0.505000%           1
 51083   Wells Fargo Bank, National Association     0.305000%           2
 50637   Wells Fargo Bank, National Association     0.305000%           1
------------------------------------------------------------------------------------------------------------------------------------
 50637
 50637
 50637
 52097   Wells Fargo Bank, National Association     0.305000%           1
 50957   Wells Fargo Bank, National Association     0.305000%           1
------------------------------------------------------------------------------------------------------------------------------------
 50382   Wells Fargo Bank, National Association     0.305000%           2
 52098   Wells Fargo Bank, National Association     0.305000%           1
 51420   Wells Fargo Bank, National Association     0.305000%           1
 51420
 51420
------------------------------------------------------------------------------------------------------------------------------------
 51383   Wells Fargo Bank, National Association     0.305000%           2
 51503   Wells Fargo Bank, National Association     0.305000%           1
 50469   Wells Fargo Bank, National Association     0.305000%           1
 50026   Wells Fargo Bank, National Association     0.305000%           1
 50467   Wells Fargo Bank, National Association     0.305000%           1
------------------------------------------------------------------------------------------------------------------------------------
 50468   Wells Fargo Bank, National Association     0.305000%           1
 51633   Wells Fargo Bank, National Association     0.305000%           1
 50982   Wells Fargo Bank, National Association     0.305000%           1
 50492   Wells Fargo Bank, National Association     0.705000%           1
 51322   Wells Fargo Bank, National Association     0.705000%           2
------------------------------------------------------------------------------------------------------------------------------------
 48482   Wells Fargo Bank, National Association     0.705000%           1
 51094   Wells Fargo Bank, National Association     0.305000%           1
 51448   Wells Fargo Bank, National Association     0.305000%           1
 51232   Wells Fargo Bank, National Association     0.305000%           1
 50053   Wells Fargo Bank, National Association     0.305000%           1
------------------------------------------------------------------------------------------------------------------------------------
 50776   Wells Fargo Bank, National Association     0.305000%           2
 50669   Wells Fargo Bank, National Association     0.705000%           1
 51574   Wells Fargo Bank, National Association     0.305000%           1
 49916   Wells Fargo Bank, National Association     0.305000%           1
 51723   Wells Fargo Bank, National Association     0.305000%           1
------------------------------------------------------------------------------------------------------------------------------------
 51418   Wells Fargo Bank, National Association     0.405000%           2
 51732   Wells Fargo Bank, National Association     0.305000%           1
 51732
 51732
 51732
------------------------------------------------------------------------------------------------------------------------------------
 51732

          NON-TRUST-SERVICED
SELLER     POOLED MORTGAGE
LOAN ID      LOAN ACCRUAL
-----------------------------

 51254
 51254
 51254
 51254
 51254
-----------------------------
 51254
 51254
 51468     Actual/360 Basis
 51468
 51468
-----------------------------
 51468
 51468
 51468
 51468
 51468
-----------------------------
 51468
 51468
 51468
 51468
 51468
-----------------------------
 51468
 51468
 51468
 51468
 51468
-----------------------------
 51468
 51468
 51468
 51468
 51468
-----------------------------
 51468
 51468
 51468
 51468
 51468
-----------------------------
 51468
 51468
 51468
 51468
 51468
-----------------------------
 51468
 51468
 51468
 51468
 51468
-----------------------------
 51468
 51468
 51468
 51468
 51468
-----------------------------
 51468
 51468
 51468
 51468
 51468
-----------------------------
 51468
 51468
 51468
 51468
 51468
-----------------------------
 51468
 51468
 51468
 51468
 51468
-----------------------------
 51468
 51468
 51468
 51468
 51468
-----------------------------
 51468
 51468
 51468
 51468
 51468
-----------------------------
 51468
 51468
 51468
 51468
 51468
-----------------------------
 51468
 51468
 51468
 51468
 51468
-----------------------------
 51468
 51468
 49393
 51083
 50637
-----------------------------
 50637
 50637
 50637
 52097
 50957
-----------------------------
 50382
 52098
 51420
 51420
 51420
-----------------------------
 51383
 51503
 50469
 50026
 50467
-----------------------------
 50468
 51633
 50982
 50492
 51322
-----------------------------
 48482
 51094
 51448
 51232
 50053
-----------------------------
 50776
 50669
 51574
 49916
 51723
-----------------------------
 51418
 51732
 51732
 51732
 51732
-----------------------------
 51732

                                   EXHIBIT B-1

     REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE MORTGAGE LOAN SELLER

          The Mortgage Loan Seller hereby represents and warrants that, as of the Closing Date:

          (a) The Mortgage Loan Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of New York.

          (b) The Mortgage Loan Seller's execution and delivery of, performance under, and compliance with this Agreement, will not violate the Mortgage Loan
Seller's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other material instrument to which it is a party or by which it is bound, which default or breach, in the good faith and reasonable judgment of the Mortgage Loan Seller, is likely to affect materially and adversely the ability of the Mortgage Loan Seller to perform its obligations under this Agreement.

          (c) The Mortgage Loan Seller has the full power and authority to consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement.

          (d) This Agreement, assuming due authorization, execution and delivery by the other party or parties hereto, constitutes a valid, legal and binding obligation of the Mortgage Loan Seller, enforceable against the Mortgage Loan
Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

          (e) The Mortgage Loan Seller is not in violation of, and its execution and delivery of, performance under and compliance with this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Mortgage Loan Seller's good faith and reasonable judgment, is likely to affect materially and adversely the ability of the Mortgage Loan Seller to perform its obligations under this
Agreement.

          (f) No consent, approval, authorization or order of any state or federal court or governmental agency or body is required for the consummation by the Mortgage Loan Seller of the transactions contemplated herein, except for (A)
those consents, approvals, authorizations or orders that previously have been obtained and (B) those filings and recordings of Mortgage Loan Documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

          (g) No litigation, arbitration, suit, proceeding or governmental investigation is pending or, to the best of the Mortgage Loan Seller's knowledge, threatened against the Mortgage Loan Seller that, if determined adversely to the Mortgage Loan Seller, would prohibit

                                    Ex. B-1-1

the Mortgage Loan Seller from entering into this Agreement or that, in the
Mortgage Loan Seller's good faith and reasonable judgment, is likely to materially and adversely affect the ability of the Mortgage Loan Seller to perform its obligations under this Agreement.

          (h) The transfer of the Mortgage Loans to the Purchaser as contemplated herein is not subject to any bulk transfer or similar law in effect in any applicable jurisdiction.

          (i) The Mortgage Loan Seller is not transferring the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud its present or future creditors.

          (j) The Mortgage Loan Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, its transfer of the Mortgage
Loans to the Purchaser, as contemplated herein.

          (k) After giving effect to its transfer of the Mortgage Loans to the
Purchaser, as provided herein, the value of the Mortgage Loan Seller's assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of the Mortgage Loan Seller's debts and obligations, including contingent and unliquidated debts and obligations of the Mortgage Loan Seller, and the Mortgage Loan Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its business.

          (l) The Mortgage Loan Seller does not intend to, and does not believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature.

          (m) No proceedings looking toward liquidation, dissolution or bankruptcy of the Mortgage Loan Seller are pending or contemplated.

          (n) The principal place of business and chief executive office of the
Mortgage Loan Seller is located in the State of New York.

          (o) The consideration received by the Mortgage Loan Seller upon the sale of the Mortgage Loans constitutes at least fair consideration and reasonably equivalent value for such Mortgage Loans.

                                    Ex. B-1-2

                                   EXHIBIT B-2

          REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE PURCHASER

          The Purchaser hereby represents and warrants that, as of the Closing
Date:

          (a) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

          (b) The Purchaser's execution and delivery of, performance under, and compliance with this Agreement, will not violate the Purchaser's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other material instrument to which it is a party or by which it is bound, which default or breach, in the good faith and reasonable judgment of the Purchaser, is likely to affect materially and adversely the ability of the Purchaser to perform its obligations under this Agreement.

          (c) This Agreement, assuming due authorization, execution and delivery by the other party or parties hereto, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

          (d) No litigation, arbitration, suit, proceeding or governmental investigation is pending or, to the best of the Purchaser's knowledge, threatened against the Purchaser that, if determined adversely to the Purchaser, would prohibit the Purchaser from entering into this Agreement or that, in the
Purchaser's good faith and reasonable judgment, is likely to materially and adversely affect the ability of the Purchaser to perform its obligations under this Agreement.

          (e) The Purchaser has the full power and authority to consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement.

          (f) The Purchaser is not in violation of, and its execution and delivery of, performance under and compliance with this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely the ability of the Purchaser to perform its obligations under this Agreement.

                                    Ex. B-2-1

                                    EXHIBIT C

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

                                     Ex. C-1

                                    EXHIBIT C

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

            FOR PURPOSES OF THIS EXHIBIT C, THE PHRASE "THE MORTGAGE LOAN
SELLER'S KNOWLEDGE" AND OTHER WORDS AND PHRASES OF LIKE IMPORT SHALL MEAN,
EXCEPT WHERE OTHERWISE EXPRESSLY SET FORTH BELOW, THE ACTUAL STATE OF KNOWLEDGE
OF THE MORTGAGE LOAN SELLER, ITS OFFICERS AND EMPLOYEES RESPONSIBLE FOR THE
UNDERWRITING, ORIGINATION, SERVICING OR SALE OF THE MORTGAGE LOANS REGARDING THE
MATTERS EXPRESSLY SET FORTH BELOW IN EACH CASE WITHOUT HAVING CONDUCTED ANY
INDEPENDENT INQUIRY INTO SUCH MATTERS AND WITHOUT ANY OBLIGATION TO HAVE DONE SO
(EXCEPT (I) HAVING SENT TO THE SERVICERS SERVICING THE MORTGAGE LOANS ON BEHALF
OF THE MORTGAGE LOAN SELLER, IF ANY, SPECIFIC INQUIRIES REGARDING THE MATTERS
REFERRED TO AND (II) AS EXPRESSLY SET FORTH HEREIN). ALL INFORMATION CONTAINED
IN DOCUMENTS WHICH ARE PART OF OR REQUIRED TO BE PART OF A MORTGAGE FILE, AS
SPECIFIED IN THE POOLING AND SERVICING AGREEMENT (TO THE EXTENT SUCH DOCUMENTS
EXIST) SHALL BE DEEMED WITHIN THE MORTGAGE LOAN SELLER'S KNOWLEDGE.

            The Mortgage Loan Seller hereby represents and warrants that, as of the date herein below specified or, if no such date is specified, as of the
Closing Date, except with respect to the Exceptions described on Schedule C to this Agreement and subject to Section 17 of this Agreement:

            1. Mortgage Loan Schedule. The information set forth in the Mortgage
Loan Schedule with respect to the Mortgage Loans is true, complete (in accordance with the requirements of this Agreement and the Pooling and Servicing
Agreement) and correct in all material respects as of the date of this
Agreement.

            2. Ownership of Mortgage Loans. Immediately prior to the transfer of the Mortgage Loans to the Purchaser, the Mortgage Loan Seller had good and marketable title to, and was the sole owner of, each Mortgage Loan. The Mortgage
Loan Seller has full right, power and authority to transfer and assign each
Mortgage Loan to or at the direction of the Purchaser free and clear of any and all pledges, liens, charges, security interests, participation interests and/or other interests and encumbrances. Upon consummation of transactions contemplated by this Agreement, the Mortgage Loan Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to each
Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance. The sale of the Mortgage Loans to the Purchaser or its designee does not require the Mortgage Loan Seller to obtain any governmental or regulatory approval or consent that has not been obtained.

            3. Payment Record. As of the Closing Date, the Mortgage Loan is not,
and in the prior 12 months (or since the date of origination if such Mortgage
Loan has been originated within the past 12 months), has not been, 30 days or more past due in respect of any Monthly Payment without giving effect to any applicable grace period. If the Mortgage Loan Seller was the originator of the
Mortgage Loan, the Mortgage Loan has not been 60 days or more past due in respect of any Monthly Payment (without

                                        1

giving effect to any applicable grace period) at any time since the date of origination. If the Mortgage Loan Seller was not the originator of the Mortgage
Loan, the Mortgage Loan has not, to the Mortgage Loan Seller's knowledge, been
60 days or more past due in respect of any Monthly Payment (without giving effect to any applicable grace period) at any time since the date of origination.

            4. Lien; Valid Assignment. The Mortgage related to and delivered in connection with each Mortgage Loan constitutes a valid and, subject to the exceptions set forth in Paragraph 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, and there are no liens and/or encumbrances that are pari passu with the lien of such
Mortgage, in any event except for (a) the lien for current real estate taxes, ground rents, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and are referred to in the related lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy, a preliminary title policy with escrow instructions, or a
"marked-up" commitment, in each case binding upon the title insurer), none of which (individually or in the aggregate) materially interferes with the security intended to be provided by such Mortgage, the current marketability or principal use of the related Mortgaged Property or the current ability of the related
Mortgaged Property to generate income sufficient to service such Mortgage Loan,
(c) exceptions and exclusions specifically referred to in such lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy, a preliminary title policy with escrow instructions or "marked-up"
commitment, in each case binding upon the title insurer), none of which
(individually or in the aggregate) materially interferes with the security intended to be provided by such Mortgage, the current marketability or principal use of the related Mortgaged Property or the current ability of the related
Mortgaged Property to generate income sufficient to service such Mortgage Loan,
(d) other matters to which like properties are commonly subject, none of which
(individually or in the aggregate) materially interferes with the security intended to be provided by such Mortgage, the current marketability or principal use of the related Mortgaged Property or the current ability of the related
Mortgaged Property to generate income sufficient to service the related Mortgage
Loan, (e) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property which the Mortgage Loan
Seller did not require to be subordinated to the lien of such Mortgage and which do not (individually or in the aggregate) materially interfere with the security intended to be provided by such Mortgage, the current marketability or principal use of the related Mortgaged Property or the current ability of the related
Mortgaged Property to generate income sufficient to service the related Mortgage
Loan, (f) condominium declarations of record and identified in such lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy, a preliminary title policy with escrow instructions or "marked-up"
commitment, in each case binding upon the title insurer) and (g) if such
Mortgage Loan constitutes a Cross-Collateralized Mortgage Loan, the lien of the
Mortgage for another Mortgage Loan contained in the same Cross-Collateralized
Group (the foregoing items (a) through (g) being herein referred to as the
"Permitted Encumbrances"). Such Mortgage, together with any separate security agreements, chattel mortgages or equivalent instruments and UCC Financing
Statements, establishes and creates a valid and, subject to the exceptions

                                        2

set forth in Paragraph 13 below, enforceable security interest in favor of the holder thereof in all items of personal property owned by the related Borrower which are material to the conduct in the ordinary course of the Borrower's business on the related Mortgaged Property. The related assignment of such
Mortgage executed and delivered in favor of the Trustee is in recordable form
(but for insertion of the name of the assignee and any related recording information which is not yet available to the Mortgage Loan Seller), unless the related Mortgage has been recorded in the name of Mortgage Electronic
Registration Systems, Inc. ("MERS") or its designee, in which case no such assignment has been executed. Such assignment of Mortgage (if any) constitutes a legal, valid, binding and, subject to the exceptions set forth in Paragraph 13 below, enforceable assignment of such Mortgage from the relevant assignor to the
Trustee.

            5. Assignment of Leases and Rents. There exists, to be included in the related Mortgage File as otherwise contemplated by this Agreement, an
Assignment of Leases, either as a separate instrument or as part of the
Mortgage, related to and delivered in connection with each Mortgage Loan that establishes and creates a valid, subsisting and, subject to the exceptions set forth in Paragraph 13 below, enforceable assignment of or first priority lien on and security interest in, subject to applicable law, the property, rights and interests of the related Borrower described therein; and each assignor thereunder has the full right to assign the same. The related assignment of any
Assignment of Leases not included in a Mortgage, executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name of the assignee and any related recording information which is not yet available to the
Mortgage Loan Seller) unless the related Mortgage has been recorded in the name of Mortgage Electronic Registration Systems, Inc. ("MERS") or its designee, in which case no such assignment has been executed. Such assignment of Assignment of Leases (if any) constitutes a legal, valid, binding and, subject to the exceptions set forth in Paragraph 13 below, enforceable assignment of such
Assignment of Leases from the relevant assignor to the Trustee. If an Assignment of Leases exists with respect to any Mortgage Loan (whether as part of the related Mortgage or separately), then the related Mortgage or related Assignment of Leases, subject to applicable law, provides for, upon an event of default under the Mortgage Loan, the appointment of a receiver for the collection of rents or for the related mortgagee to enter into possession to collect the rents or for rents to be paid directly to the mortgagee.

            6. Mortgage Status; Waivers and Modifications. In the case of each
Mortgage Loan, except by a written instrument which has been delivered to the
Purchaser or its designee as a part of the related Mortgage File, (a) the related Mortgage (including any amendments or supplements thereto included in the related Mortgage File) has not been impaired, waived, modified, altered, satisfied, canceled, subordinated or rescinded, (b) neither the related
Mortgaged Property nor any material portion thereof has been released from the lien of such Mortgage and (c) the related Borrower has not been released from its obligations under such Mortgage, in whole or in material part, in each such event in a manner which would materially interfere with the benefits of the security intended to be provided by such Mortgage.

                                        3

            7. Condition of Property; Condemnation. In the case of each Mortgage
Loan, except as set forth in an engineering report prepared by a third party engineering consultant and included in the Servicing File and which has been the delivered to the initial Controlling Class Representative, the related Mortgaged
Property is, to the Mortgage Loan Seller's knowledge, free and clear of any damage that would materially and adversely affect its value as security for such
Mortgage Loan (except in any such case where: (1) an escrow of funds or insurance coverage or a letter of credit exists in an amount reasonably estimated to be sufficient to effect the necessary repairs and maintenance; or
(2) such repairs and maintenance have been completed; or (3) such repairs and maintenance are required to be completed and the amount reasonably estimated to be sufficient to effect the necessary repairs and maintenance does not exceed 5%
of the original principal balance of the related Mortgage Loan). None of the engineering reports referred to in the first sentence of this Paragraph 7 was prepared more than 18 months prior to the Closing Date. As of the date hereof, the Mortgage Loan Seller has no knowledge of any proceeding pending or written notice of any proceeding threatened for the condemnation of all or any material portion of the Mortgaged Property securing any Mortgage Loan. To the Mortgage
Loan Seller's knowledge (based solely on surveys (if any) and/or the lender's title policy (or, if such policy is not yet issued, a pro forma title policy, a preliminary title policy with escrow instructions or a "marked up" commitment)
obtained in connection with the origination of each Mortgage Loan), as of the date of the origination of each Mortgage Loan, (a) all of the improvements on the related Mortgaged Property considered material in determining the appraised value of the Mortgaged Property at origination lay wholly within the boundaries and, to the extent in effect at the time of construction, building restriction lines of such property, except for encroachments that are insured against by the lender's title insurance policy referred to in Paragraph 8 below or that do not materially and adversely affect the value, marketability or current principal use of such Mortgaged Property, and (b) no improvements on adjoining properties encroached upon such Mortgaged Property so as to materially and adversely affect the value or marketability of such Mortgaged Property, except those encroachments that are insured against by the lender's title insurance policy referred to in Paragraph 8 below.

            8. Title Insurance. Each Mortgaged Property securing a Mortgage Loan is covered by an American Land Title Association lender's title insurance policy or a comparable form of lender's title insurance policy approved for use in the applicable jurisdiction (the "Title Policy") (or, if such policy is yet to be issued, by a pro forma policy, a preliminary title policy with escrow instructions or a "marked up" commitment binding on the title insurer) in the original principal amount of such Mortgage Loan after all advances of principal, insuring that the related Mortgage is a valid first priority lien on such
Mortgaged Property, subject only to any Permitted Encumbrances. Such Title
Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and, to the
Mortgage Loan Seller's knowledge, no material claims have been made thereunder and no claims have been paid thereunder. Neither the Mortgage Loan Seller, nor to the Mortgage Loan Seller's knowledge, any other holder of the Mortgage Loan has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee

                                        4

(including endorsement and delivery of the related Mortgage Note to the
Purchaser and recording of the related Assignment of Mortgage in favor of
Purchaser in the applicable real estate records), such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of or notice to the insurer. Such
Title Policy contains no exclusion for, or it affirmatively insures (unless the related Mortgaged Property is located in a jurisdiction where such affirmative insurance is not available), the following: (a) access to a public road; and (b)
that if a survey was reviewed or prepared in connection with the origination of the related Mortgage Loan, the area shown on such survey is the same as the property legally described in the related Mortgage.

            9. No Holdback. The proceeds of each Mortgage Loan have been fully disbursed (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property), and there is no obligation for future advances with respect thereto.

            10. Mortgage Provisions. The Mortgage Loan Documents for each
Mortgage Loan, together with applicable state law, contain customary and, subject to the exceptions set forth in Paragraph 13 below, enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby, including, without limitation, foreclosure or similar proceedings (as applicable for the jurisdiction where the related Mortgaged Property is located).

            11. Trustee under Deed of Trust. If the Mortgage for any Mortgage
Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has either been properly designated and currently so serves or may be substituted in accordance with the Mortgage and applicable law, and (b)
no fees or expenses are payable to such trustee by the Mortgage Loan Seller, the
Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Borrower or such customary fee, as may be payable, in connection with any full or partial release of the related Mortgaged Property or related security for such Mortgage Loan.

            12. Environmental Conditions. Except in the case of the Mortgage
Loans identified on Schedule C to this Agreement as Property Condition or
Engineering Report Loans, where the environmental assessment with respect to lead based paint, asbestos containing materials, and radon gas was included in the Property Condition or Engineering Report, with respect to each Mortgaged
Property (a) an environmental site assessment or an environmental site assessment update (each, an "Environmental Assessment") was performed by an independent third party environmental consultant with respect to each Mortgaged
Property securing a Mortgage Loan in connection with the origination of such
Mortgage Loan, (b) a report of each such Environmental Assessment or, in the case of a Property Condition or Engineering Report Loan, the applicable Property
Condition or Engineering Report, if any (each, an "Environmental Report"), is dated no earlier than twelve (12) months prior to the Closing Date and has

                                        5

been delivered to the Purchaser, and (c) either (i) no such Environmental
Report, if any, provides that as of the date of the report there is a material violation of applicable environmental laws with respect to any known circumstances or conditions relating to the related Mortgaged Property; or (ii)
if any such Environmental Report does reveal any such material violation of applicable environmental laws with respect to any known circumstances or conditions relating to the related Mortgaged Property and the same has not been subsequently remediated in all material respects, then one or more of the following are true: (A) a party or parties not related to the related Borrower was identified as a responsible party for such condition or circumstance, (B)
the related Borrower was required to provide additional security in an amount reasonably estimated by the Mortgage Loan Seller to be adequate to cure the violations and/or to obtain and, for the period contemplated by the related
Mortgage Loan documents, maintain an operations and maintenance plan, (C) the related Borrower provided a "no further action" letter or other evidence acceptable to the Mortgage Loan Seller in its reasonable business judgment, that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such condition or circumstance, (D) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation,
(E) the expenditure of funds reasonably estimated to be necessary to effect such remediation is not greater than 2% of the outstanding principal balance of the related Mortgage Loan, (F) there exists an escrow of funds reasonably estimated by the Mortgage Loan Seller to be sufficient for purposes of effecting such remediation, (G) the related Borrower or other responsible party is currently taking such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority or recommended by the environmental site assessment, (H) the related Mortgaged
Property is insured under a policy of insurance, subject to certain per occurrence and aggregate limits and a deductible, against certain losses arising from such circumstances and conditions or (I) a responsible party provided a guaranty or indemnity to the related Borrower and/or the mortgagee to cover the costs of any required investigation, testing, monitoring or remediation and, as of the date of origination of the related Mortgage Loan, such responsible party had, in the Mortgage Loan Seller's sole discretion, an appropriate net worth, or the financial ability to pay or perform all of its obligations under such guaranty or indemnity, in light of such material violation of applicable environmental laws with respect to such known circumstances or conditions relating to the related Mortgaged Property. To the Mortgage Loan Seller's knowledge, there are no significant or material circumstances or conditions with respect to such Mortgaged Property not revealed in any such Environmental
Report, where obtained, or in any Borrower questionnaire delivered to Mortgage
Loan Seller in connection with the issuance of any related environmental insurance policy, if applicable, that render such Mortgaged Property in material violation of any applicable environmental laws. For the Mortgaged Properties identified on Schedule C (Representation 12) to this Agreement, the Mortgage
Loan Seller required the related Borrower to deliver, or the Mortgage Loan
Seller itself obtained, a secured creditor impaired property insurance policy naming the Mortgage Loan Seller and its successors and/or assigns as a loss payee (a "Secured Creditor Policy") or a pollution legal liability policy naming the Mortgage Loan Seller and its

                                        6

successors and/or assigns as an additional insured (a "PLL Policy"; a Secured
Creditor Policy or a PLL Policy, an "Environmental Policy") (provided that a
Mortgaged Property will not be identified on Schedule C (Representation 12) to this Agreement unless the applicable Environmental Policy was obtained to specifically address an environmental concern or in lieu of obtaining a Phase I environmental assessment or conducting additional environmental testing); such
Environmental Policy has been issued by an insurer with a claims paying ability rating or a financial strength rating, as applicable, of no less than "AA" by each of S&P and Fitch; such Environmental Policy is in full force and effect and all premiums required to be paid in connection with the issuance of such
Environmental Policy have been so paid; and either such Environmental Policy, by its terms, inures to the benefit of the holder of the related Mortgage Loan or, subject to the Seller's compliance with this Agreement, such Environmental
Policy will be assigned to the Trustee within a reasonable period of time following the Closing Date. All Environmental Reports that were in the possession of the Mortgage Loan Seller and that relate to a Mortgaged Property identified on Schedule C (Representation 12) to this Agreement have been delivered to or disclosed to the environmental insurance carrier issuing the related Environmental Policy prior to the issuance of such Environmental Policy.
Each Environmental Policy covering a Mortgaged Property identified on Schedule C
(Representation 12) to this Agreement that constitutes a Secured Creditor Policy is in an amount either (1) at least equal to 125% of the outstanding principal balance of the related Mortgage Loan or (2) equal to the lesser of cleanup costs and the outstanding principal balance of the related Mortgage Loan and, in either case, such policy has a term ending no sooner than the date which is five years after the Stated Maturity Date (or, in the case of an ARD Loan, the
Anticipated Repayment Date) of the Mortgage Loan to which it relates and either
(x) does not provide for a deductible or (y) provides for a deductible and the amount of that deductible is held in escrow. Each Environmental Policy covering a Mortgaged Property identified on Schedule C (Representation 12) to this
Agreement that constitutes a PLL Policy (1) has a term that is co-terminous with the Stated Maturity Date (or, in the case of an ARD Loan, the Anticipated
Repayment Date) of the related Mortgage Loan, (2) provides for a deductible in an amount reasonably acceptable to the Mortgage Loan Seller and (3) is in an amount reasonably acceptable to the Mortgage Loan Seller. The Mortgage for each
Mortgage Loan encumbering the related Mortgaged Property or other related loan documents require the related Borrower to comply with all applicable federal, state and local environmental laws and regulations.

            13. Loan Document Status. Each Mortgage Note, Mortgage and other agreement executed by or on behalf of the related Borrower with respect to each
Mortgage Loan is the legal, valid and binding obligation of the maker thereof
(subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by (i) bankruptcy, insolvency, fraudulent transfer, reorganization or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and except that certain provisions in such loan documents may be further limited or rendered unenforceable by applicable law, but (subject to the limitations set forth in

                                        7

the foregoing clauses (i) and (ii)) such limitations or unenforceability will not render such loan documents invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided thereby. Except as set forth in the immediately preceding sentence, there was no valid offset, defense, counter claim or right of rescission available to the related Borrower with respect to any of the related Mortgage
Notes, Mortgages or other loan documents, including, without limitation, any such valid offset, defense, counter claim or right based on intentional fraud by
Mortgage Loan Seller in connection with the origination of the Mortgage Loan, that would deny the mortgagee the principal benefits intended to be provided by the Mortgage Note, Mortgage or other loan documents.

            14. Insurance. Except in certain cases where tenants, having a net worth of at least $50,000,000 or an investment grade credit rating and obligated to maintain the insurance described in this paragraph, are allowed to self-insure the related Mortgaged Properties, all improvements upon each
Mortgaged Property securing a Mortgage Loan are insured under a fire and extended perils insurance (or the equivalent) policy in an amount at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and
100% of the replacement cost of the improvements located on the related
Mortgaged Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. Each Mortgaged
Property securing a Mortgage Loan is the subject of a business interruption or rent loss insurance policy providing coverage for at least twelve (12) months
(18 months for Mortgage Loans above $35 million) (or a specified dollar amount which, in the reasonable judgment of the Mortgage Loan Seller, will cover no less than twelve (12) months (18 months for Mortgage Loans above $35 million) of rental income). Set forth on Schedule C (Representation 14) to this Agreement is a list of those Mortgaged Properties as to which a tenant having a net worth of at least $50,000,000 or an investment grade rating provided self-insurance, as contemplated by the second preceding sentence, as of the date of origination of the subject Mortgage Loan. All such hazard insurance policies described above contain a standard mortgagee clause for the benefit of the holder of the related
Mortgage, its successors and assigns, as mortgagee as an additional insured in the case of liability insurance policies or as a loss payee in the case of property insurance policies, and are not terminable (nor may the amount of coverage provided thereunder be reduced) without prior written notice to the mortgagee; and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Except under circumstances that would be reasonably acceptable to a prudent commercial mortgage lender, the
Mortgage for each Mortgage Loan provides that proceeds paid under any such casualty insurance policy will (or, at the lender's option, will) be applied either to the repair or restoration of the related Mortgaged Property or to the payment of amounts due under such Mortgage Loan; provided that the related
Mortgage may entitle the related Borrower to any portion of such proceeds remaining after the repair or restoration of the related Mortgaged Property or payment of amounts due under the Mortgage Loan; and provided, further, that, if the related Borrower holds a leasehold interest in the related Mortgaged
Property, the application of such proceeds will be subject to the terms of the related Ground Lease (as defined in Paragraph 18 below). Each Mortgage requires that the Borrower or a tenant of the Borrower maintain insurance

                                        8

as described above or permits the mortgagee to require insurance or self-insurance as described above, and permits the mortgagee to purchase such insurance at the Borrower's expense if Borrower fails to do so or provides that the mortgagee has the general right to cure defaults of the Borrower. Each
Mortgaged Property is also covered by comprehensive general liability insurance in an amount at least equal to $1 million. If any material part of the improvements, exclusive of a parking lot, located on a Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management
Agency as having special flood hazards, the related Borrower is required to maintain flood insurance in respect thereof to the extent such flood insurance is available.

            15. Taxes and Assessments. To the Mortgage Loan Seller's knowledge, there are no delinquent property taxes or assessments or other outstanding charges affecting any Mortgaged Property securing a Mortgage Loan that are a lien of priority equal to or higher than the lien of the related Mortgage, or if there are such delinquent charges or taxes, or if the appropriate amount of such taxes or charges is being appealed or is otherwise in dispute, the unpaid taxes or charges are covered by an escrow of funds or other security sufficient to pay such tax or charge. For purposes of this representation and warranty, real property taxes and assessments shall not be considered delinquent until the date on which interest and/or penalties would be payable thereon.

            16. Borrower Bankruptcy. To the Mortgage Loan Seller's knowledge, no
Borrower under a Mortgage Loan is a debtor in any state or federal bankruptcy, insolvency or similar proceeding. To the Mortgage Loan Seller's knowledge, as of the origination of the Mortgage Loan, none of (x) the nonrecourse carveout guarantors or nonrecourse carveout indemnitors under the Mortgage Loan, (y) any tenant with respect to more than 75% of the net rentable area at the related
Mortgaged Property that is an Affiliate of the Borrower or (z) the sole tenant at the Mortgaged Property (in the case of this clause (z), if substantially all of the Mortgaged Property is leased to a single tenant and the tenant was the owner of the Mortgaged Property immediately prior to the origination of the
Mortgage Loan) was a debtor in any state or federal bankruptcy, insolvency or similar proceeding.

            17. Local Law Compliance. To the Mortgage Loan Seller's knowledge, based upon any of a letter from governmental authorities, a legal opinion, an architect's letter, a zoning consultant's report, an endorsement to the related title policy, or based on such other due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject
Mortgaged Property is located (including, without limitation, when commercially reasonable, a representation of the related Borrower at the time of origination of the subject Mortgage Loan), the improvements located on or forming part of each Mortgaged Property securing a Mortgage Loan are in material compliance with applicable zoning laws and ordinances or constitute a legal non-conforming use or structure (or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, such non-compliance and failure does not materially and adversely affect (i) the value of the related
Mortgaged Property as determined by the appraisal performed in connection with the origination of such Mortgage Loan; or (ii) the principal use of the
Mortgaged Property as of the date of the origination of such Mortgage Loan). As of the date of origination, with respect to each

                                        9

legal non-conforming use or structure, the originator determined (based on either (x) any of a review of the applicable zoning law, a letter from a governmental authority, a legal opinion, an architect's letter, a zoning consultant's report, an endorsement to the related title policy or a combination of the foregoing or (y) due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject Mortgaged
Property is located) that if a casualty occurred at that time, the Mortgaged
Property could have been restored or repaired to such an extent that the use or structure of the restored or repaired property would be substantially the same use or structure, or law and ordinance insurance has been obtained, or a holdback has been established and the Borrower is required to take steps necessary to cause the Mortgaged Property to become a conforming use or structure.

            18. Leasehold Estate Only. If any Mortgage Loan is secured by the interest of a Borrower as a lessee under a ground lease of all or a material portion of a Mortgaged Property (together with any and all written amendments and modifications thereof and any and all estoppels from or other agreements with the ground lessor, a "Ground Lease"), but not by the related fee interest in such Mortgaged Property or such material portion thereof (the "Fee
Interest"), then:

            (a)   Such Ground Lease or a memorandum thereof has been submitted for recording; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of material changes reflected in written instruments which are a part of the related Mortgage File;

            (b)   The related lessee's leasehold interest in the portion of the related Mortgaged Property covered by such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Permitted
      Encumbrances;

            (c)   The Borrower's interest in such Ground Lease is assignable to, and is thereafter further assignable by, the Purchaser upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it either has been obtained or cannot be unreasonably withheld;
      provided that such Ground Lease has not been terminated and all amounts owed thereunder have been paid). If required by such Ground Lease, the lessor has received notice of the lien of the related Mortgage in accordance with the provisions of such Ground Lease;

            (d)   The related ground lessor has agreed to provide the holder of the Mortgage Loan notice and the holder of such Mortgage Loan is permitted a reasonable time to cure any default or breach by the lessee thereunder, including such time as is necessary to gain possession of the Mortgaged
      Property, by foreclosure or otherwise, if possession is necessary to effect such cure, before the lessor thereunder may terminate such Ground
      Lease;

                                       10

            (e)   In connection with the origination of such Mortgage Loan, the related ground lessor provided an estoppel to the originator confirming that the related Borrower was not then in default under such Ground Lease;
      such Ground Lease provides that no notice of termination given under such
      Ground Lease is effective against the mortgagee under such Mortgage Loan unless a copy has been delivered to the mortgagee; the Mortgage Loan
      Seller has not received any written notice of default under or termination of such Ground Lease; to the Mortgage Loan Seller's knowledge, there is no material default under such Ground Lease and no condition that, but for the passage of time or giving of notice, would result in a material default under the terms of such Ground Lease; and, to the Mortgage Loan
      Seller's knowledge, such Ground Lease is in full force and effect as of the Closing Date;

            (f)   Such Ground Lease has an original term (or an original term plus one or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by the mortgagee if it takes possession of such leasehold interest) that extends not less than 20 years beyond the stated maturity of the related Mortgage Loan, or 10 years if such Mortgage Loan fully or substantially amortizes by the stated
      maturity;

            (g)   Such Ground Lease requires the lessor to enter into a new
      lease with a mortgagee upon termination of such Ground Lease as a result of a rejection of such Ground Lease in a bankruptcy proceeding involving the related Borrower, unless the mortgagee under such Mortgage Loan fails to cure a curable default of the lessee under such Ground Lease following notice thereof from the lessor;

            (h)   Under the terms of such Ground Lease and the related Mortgage, taken together, any related casualty insurance proceeds with respect to the leasehold interest will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender) or (ii) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

            (i)   Such Ground Lease does not impose any restrictions on
      subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender on a similar mortgaged property in the lending area where the Mortgaged Property is located at the time of the origination of such Mortgage Loan; and

            (j)   Such Ground Lease may not be amended or modified or any such amendment or modification will not be effective against the mortgagee without the prior written consent of the mortgagee under such Mortgage
      Loan, and any such action without such consent is not binding on such mortgagee, its successors

                                       11

      or assigns, provided that such mortgagee has provided the ground lessor with notice of its lien in accordance with the terms of such Ground Lease.

            19. Qualified Mortgage. Such Mortgage Loan is a "qualified mortgage"
within the meaning of Section 860G(a)(3) of the Code and Treasury Regulations
Section 1.860G-2(a) (but without regard to the rule in Treasury Regulations
Section 1.860G-2(f)(2)).

            20. Advancement of Funds. In the case of each Mortgage Loan, neither the Mortgage Loan Seller nor, to the Mortgage Loan Seller's knowledge, any prior holder of such Mortgage Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property (other than amounts paid by the tenant as specifically provided under a related lease), for the payment of any amount required by such Mortgage Loan, except for interest accruing from the date of origination of such Mortgage Loan or the date of disbursement of the Mortgage
Loan proceeds, whichever is later, to the date which preceded by 30 days the first due date under the related Mortgage Note.

            21. No Equity Interest, Equity Participation or Contingent Interest.
No Mortgage Loan contains any equity participation by the mortgagee thereunder, is convertible by its terms into an equity ownership interest in the related
Mortgaged Property or the related Borrower, provides for any contingent or additional interest in the form of participation in the cash flow of the related
Mortgaged Property, or provides for the negative amortization of interest, except that, in the case of an ARD Loan, such Mortgage Loan provides that, during the period commencing on or about the related Anticipated Repayment Date and continuing until such Mortgage Loan is paid in full, (a) additional interest shall accrue and may be compounded monthly and (b) a portion of the cash flow generated by such Mortgaged Property will be applied each month to pay down the principal balance thereof in addition to the principal portion of the related
Monthly Payment.

            22. Legal Proceedings. To the Mortgage Loan Seller's knowledge, there are no pending actions, suits, governmental investigations or proceedings by or before any court or governmental authority against or affecting the
Borrower under any Mortgage Loan or the related Mortgaged Property that, if determined adversely to such Borrower or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property, the principal benefit of the security intended to be provided by the Mortgage Loan Documents, the current ability of the Mortgaged Property to generate net cash flow sufficient to service such Mortgage Loan, or the current principal use of the Mortgaged
Property.

            23. Other Mortgage Liens. None of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any mortgage lien junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or other underwriting criteria specified therein. To the Mortgage Loan Seller's knowledge, except for cases involving Cross-Collateralized Mortgage Loans, none of the Mortgaged Properties securing the

                                       12

Mortgage Loans is encumbered by any mortgage liens junior to or of equal priority with the liens of the related Mortgage. Each of the related Mortgage
Loan Documents requires the Borrower to pay all reasonable costs and expenses related to obtaining consent to an encumbrance.

            24. No Mechanics' Liens. As of the date of origination and, to the
Mortgage Loan Seller's knowledge, as of the Closing Date, each Mortgaged
Property securing a Mortgage Loan (exclusive of any related personal property)
is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage and that are not bonded or escrowed for or covered by title insurance; and, to the Mortgage Loan Seller's knowledge, no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage and that is not bonded or escrowed for or covered by title insurance.

            25. Compliance. Each Mortgage Loan complied with, or was exempt from, all applicable usury laws in effect at its date of origination.

            26. Licenses and Permits. To the Mortgage Loan Seller's knowledge, as of the date of origination of each Mortgage Loan, and based on any of: (i) a letter from governmental authorities, (ii) a legal opinion, (iii) an endorsement to the related Title Policy, (iv) a representation of the related borrower at the time of origination of such Mortgage Loan, (v) a zoning report from a zoning consultant, or (vi) other due diligence that a commercially reasonable originator of similar mortgage loans in the jurisdiction where the related
Mortgaged Property is located customarily performs in the origination of comparable mortgage loans, the Borrower was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated or such material licenses, permits and franchises have otherwise been issued, and, as of the Cut-Off Date, the Mortgage Loan Seller has no written notice that the related Borrower was not in possession of such licenses, permits and franchises or that such licenses, permits and franchises have not otherwise been issued.

            27. Cross-Collateralization. No Mortgage Loan is
cross-collateralized with any loan which is outside the Mortgage Pool.

            28. Releases of Mortgaged Properties. No Mortgage Note or Mortgage
requires the mortgagee to release all or any material portion of the related
Mortgaged Property from the lien of the related Mortgage except upon (i) payment in full of all amounts due under the related Mortgage Loan or (ii) delivery of
U.S. "government securities" within the meaning of Treasury Regulations Section
1.860G-2(a)(8)(i) in connection with a defeasance of the related Mortgage Loan;
provided that the Mortgage Loans that are Cross-Collateralized Mortgage Loans and the other individual Mortgage Loans secured by multiple parcels may require the respective mortgagee(s) to grant releases of portions of the related
Mortgaged Property or the release of one or more related Mortgaged Properties upon (i) the satisfaction of certain legal and underwriting requirements, (ii)
the payment of a release price and, if so provided in the related Mortgage Loan
Documents, prepayment consideration in connection therewith or (iii) the

                                       13

substitution of real property collateral; and provided, further, that any
Mortgage Loan may permit the unconditional release of one or more unimproved parcels of land to which the Mortgage Loan Seller did not give any material value in underwriting the Mortgage Loan. With respect to any full or partial release or substitution of collateral, as contemplated by the provisos to the immediately preceding sentence, either: (a) such release or substitution of collateral (i) would not constitute a "significant modification" of the subject
Mortgage Loan within the meaning of Treasury Regulations Section 1.860G-2(b)(2)
and (ii) would not cause the subject Mortgage Loan to fail to be a "qualified mortgage" within the meaning of Section 860G(a)(3)(A) of the Code; or (b) the mortgagee or servicer can, in accordance with the related Mortgage Loan
Documents, condition such release or substitution of collateral on the related
Borrower's delivery of an opinion of tax counsel to the effect specified in the immediately preceding clause (a).

            29. Defeasance. If such Mortgage Loan contains a provision for any defeasance of mortgage collateral, such Mortgage Loan either (A) (1) permits defeasance no earlier than two years after the Closing Date, (2) permits defeasance only with substitute collateral constituting "government securities"
within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(i), in an
amount sufficient to make all scheduled payments under the Mortgage Note and (3)
has been transferred by the Mortgage Loan Seller with the intent that the defeasance provision not be utilized (x) for any reason other than to facilitate the disposition of the Mortgaged Property or any other customary commercial transaction or (y) as a part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages or (B) requires that a legal opinion or opinions be delivered with respect to the defeasance that states subject to customary assumptions and qualifications that the holder of the such
Mortgage Loan has a first priority perfected security interest in the defeasance collateral and that the defeasance will not cause the Trust to fail to qualify as a REMIC as defined in the REMIC Provisions (the "Legal Opinion"). The related
Mortgage Loan Documents enable the lender to charge the Borrower for the expenses associated with permitting a defeasance and provide for the following items (or otherwise contain provisions pursuant to which the holder can require such items): (a) an accountant's certification as to the adequacy of the defeasance collateral to make payments under the related Mortgage Loan for the remainder of its term, (b) the Legal Opinion, and (c) a letter or other written evidence from the Rating Agencies to the effect that the defeasance will not result in the withdrawal, downgrade or qualification of the ratings assigned to the Certificates.

            30. Fixed Rate Loan. Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of an ARD Loan after its Anticipated Repayment Date and except for the imposition of a default rate.

            31. Inspection. Each related Mortgaged Property was inspected by or on behalf of the related originator or an affiliate during the 12 month period prior to the related origination date.

            32. No Material Default. To the Mortgage Loan Seller's knowledge, there exists no material default, breach, violation or event of acceleration under the

                                       14

Mortgage Note or Mortgage for any Mortgage Loan and no event has occurred which, with the passing of time or giving of notice and the expiration of any grace or cure period, would constitute such a material default or breach; provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of the subject matter otherwise covered by any other representation and warranty made by the Mortgage Loan Seller in this Exhibit C. Neither the
Mortgage Loan Seller nor any servicer on behalf of the Mortgage Loan Seller has accelerated the Mortgage Loan or commenced judicial or non-judicial foreclosure proceedings with respect to the Mortgage Loan.

            33. Due-on-Sale. Except for transfers to specific parties that are identified and pre-approved in the Mortgage Loan Documents and except with respect to certain transfers by reason of family and estate planning and/or a substitution or release of collateral within the parameters of Paragraph 28 above, each Mortgage contains a "due on sale" clause which expressly or effectively provides for the acceleration of the payment of the unpaid principal balance and accrued interest of the related Mortgage Loan if, without the prior written consent of the holder of such Mortgage and/or the satisfaction of specified criteria set forth in the related Mortgage Loan Documents, the property subject to the Mortgage or any material portion thereof, or any controlling interest in the Borrower is directly or indirectly transferred, sold or pledged; provided, however, that certain Mortgage Loans provide a mechanism for the assumption of the loan by a third party upon the Borrower's satisfaction of certain conditions precedent, and upon payment of a transfer fee, if any, or transfer of interests in the Borrower or constituent entities of the Borrower to a third party or parties related to the Borrower upon the Borrower's satisfaction of certain conditions precedent.

            34. Single Purpose Entity. The Borrower on each Mortgage Loan with a
Cut-off Date Principal Balance of $10,000,000 or more, was, as of the origination of the Mortgage Loan, a Single Purpose Entity. For this purpose, a
"Single Purpose Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the
Mortgaged Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Mortgaged Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any material assets other than those related to its interest in and operation of such Mortgaged Property or Mortgaged Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan Documents, that it has its own books and records and accounts separate and apart from any other person, that it holds itself out as a legal entity (separate and apart from any other person), that it will not guarantee or assume the debts of any other person, that it will not commingle assets with affiliates, and that it will not transact business with affiliates except on an arm's-length basis.

                                       15

            35. Whole Loan. Each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan.

            36. Security Interests in Hospitality Properties. If any Mortgaged
Property securing a Mortgage Loan is operated as a hospitality property then (a)
the security agreements, financing statements or other instruments, if any, related to the Mortgage Loan secured by such Mortgaged Property establish and create a valid and enforceable (subject to the exceptions set forth in Paragraph
13 above) first priority security interest in all items of personal property owned by the related Borrower which are material to the conduct in the ordinary course of the Borrower's business on the related Mortgaged Property, subject only to purchase money security interests, personal property leases and security interests to secure revolving lines of credit and similar financing; and (b) one or more Uniform Commercial Code financing statements covering such personal property have been filed or recorded (or have been sent for filing or recording)
wherever necessary to perfect under applicable law such security interests (to the extent a security interest in such personal property can be perfected by the filing of a Uniform Commercial Code financing statement under applicable law).
The related assignment of such security interest (but for insertion of the name of the assignee and any related information which is not yet available to the
Mortgage Loan Seller) executed and delivered in favor of the Trustee constitutes a legal, valid and binding assignment thereof from the relevant assignor to the
Trustee.

            37. Prepayment Premiums. Prepayment Premiums payable with respect to each Mortgage Loan, if any, constitute "customary prepayment penalties" within meaning of Treasury Regulations Section 1.860G-1(b)(2).

            38. [RESERVED]

            39. [RESERVED]

            40. Recourse. The related Mortgage Loan Documents contain provisions providing for recourse against the related Borrower, a principal of such
Borrower or an entity controlled by a principal of such Borrower, or a natural person, for damages sustained in connection with the Borrower's fraud, material misrepresentation or misappropriation or misapplication of rents, insurance proceeds or condemnation proceeds. The related Mortgage Loan Documents contain provisions pursuant to which the related Borrower, a principal of such Borrower or an entity controlled by a principal of such Borrower, or a natural person, has agreed to indemnify the mortgagee for damages resulting from violations of any applicable environmental covenants.

            41. Assignment of Collateral. There is no material collateral securing any Mortgage Loan that has not been assigned to the Purchaser.

            42. Fee Simple or Leasehold Interests. The interest of the related
Borrower in the Mortgaged Property securing each Mortgage Loan includes a fee simple and/or leasehold estate or interest in real property and the improvements thereon.

                                       16

            43. Escrows. All escrow deposits (including capital improvements, environmental remediation reserves and other reserve deposits, if any) relating to any Mortgage Loan that were required to be delivered to the lender under the terms of the related Mortgage Loan Documents, have been received and, to the extent of any remaining balances of such escrow deposits, are in the possession or under the control of Mortgage Loan Seller or its agents (which shall include the applicable Master Servicer). All such escrow deposits which are required for the administration and servicing of such Mortgage Loan are conveyed hereunder to the Purchaser. Any and all material requirements under each Mortgage Loan as to completion of any material improvements and as to disbursement of any funds escrowed for such purpose, which requirements were to have been complied with on or before the Closing Date, have been complied with in all material respects or, if and to the extent not so complied with, the escrowed funds (or an allocable portion thereof) have not been released except in accordance with the terms of the related loan documents.

            44. Operating Statements. In the case of each Mortgage Loan, the related Mortgage Loan Documents require the related Borrower, in some cases at the request of the lender, to provide to the holder of such Mortgage Loan operating statements and rent rolls not less frequently than quarterly and annually and financial statements of the Borrower not less frequently than annually (except if the Mortgage Loan has an outstanding principal balance of less than or equal to $4,000,000 as of the Cut-off Date or the related Mortgaged
Property has only one tenant, in either of which cases the Mortgage Loan
Documents require the Borrower, in some cases at the request of the lender, to provide to the holder of such Mortgage Loan operating statements and (if there is more than one tenant) rent rolls and/or financial statements of the Borrower annually), and such other information as may be required therein.

            45. Appraisals. An appraisal of the related Mortgaged Property was conducted in connection with the origination of the Mortgage Loan, which appraisal is signed by an appraiser, who, to the Mortgage Loan Seller's knowledge, had no interest, direct or indirect, in the Mortgaged Property or the
Borrower or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan; in connection with the origination of the Mortgage Loan, each appraiser has represented in such appraisal or in a supplemental letter that the appraisal satisfies the requirements of the "Uniform Standards of Professional Appraisal Practice" as
adopted by the Appraisal Standards Board of the Appraisal Foundation.

            46. No Capital Contributions. The Mortgage Loan Seller has no
obligation to make any capital contributions to the related Borrower under the
Mortgage Loan.

            47. Grace Periods. The related Mortgage or Mortgage Note provides a grace period for Monthly Payments no longer than ten (10) days from the applicable Due Date.

            48. Access Routes. Based solely on surveys, title insurance reports, the Title Policy, the engineering report, the appraisal and/or other relevant documents

                                       17

included in the Mortgage File, at the time of origination of the Mortgage Loan, the Mortgaged Property had access to a public road.

            49. Tax Parcels. Each Mortgaged Property constitutes one or more complete separate tax lots or is subject to an endorsement under the related
Title Policy insuring same, or in certain instances an application has been made to the applicable governing authority for creation of separate tax lots, in which case the Mortgage Loan requires the Borrower to escrow an amount sufficient to pay taxes for the existing tax parcel of which the Mortgaged
Property is a part.

            50. Loan Servicing. The servicing practices used with respect to each Mortgage Loan have been in all material respects legal, proper, and prudent.

            51. Terrorism Insurance. With respect to each Mortgage Loan that has a Stated Principal Balance as of the Cut-off Date that is greater than or equal to $20,000,000, the related all risk insurance policy and business interruption policy do not specifically exclude acts of terrorism from coverage. With respect to each other Mortgage Loan, the related all risk insurance policy and business interruption policy did not as of the date of origination of the Mortgage Loan, and, to the Mortgage Loan Seller's knowledge, does not as of the date hereof, specifically exclude acts of terrorism from coverage. With respect to each of the Mortgage Loans, the related Mortgage Loan Documents do not expressly waive or prohibit the mortgagee from requiring coverage for acts of terrorism or damages related thereto, except to the extent that any right to require such coverage may be limited by commercially reasonable availability, or as otherwise indicated on Schedule C to this Agreement.

                                       18

                                   SCHEDULE C

           EXCEPTIONS TO MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

                                    Sch. C-1

                                   SCHEDULE C

                  Exceptions to Representations and Warranties

REP NO.                    LOAN NO.         LOAN NAME                     EXPLANATION
------------------------  ---------  -----------------------  ---------------------------------

Lien; Valid Assignment    51468      RRI Hotel Portfolio      The Mortgage Loan is evidenced by
                                                              four notes (each pari passu) and
                                                              one mortgage. The A-1 pari-passu
                                                              Note is securitized in PWR 17.

                          50053      Circuit City San Rafael  The related mortgagor has split
                                                              the mortgage loan into a pooled
                                                              A-note and non-pooled B-note. The
                                                              non-pooled B-note is subordinate
                                                              in right of payment to the
                                                              related pooled A-note.

Environmental Conditions  48482      High Grove Plaza         The date of the Environmental
                                                              Site Assessment (ESA) report
                                                              (10/24/06) and the Property
                                                              Condition Assessment (PCA) report
                                                              (9/30/06) is dated greater than
                                                              twelve (12) months prior to the
                                                              Closing Date.

                          49393      Norfolk Marriott         The date of the Environmental
                                                              Site Assessment (ESA) report
                                                              (11/06/06) and the Property
                                                              Condition Assessment (PCA) report
                                                              (11/02/06) is dated greater than
                                                              twelve (12) months prior to the
                                                              Closing Date.

                          50053      Circuit City San Rafael  The date of the Seismic Probable
                                                              Maximum Loss (PML) report
                                                              (11/28/06) is dated greater than
                                                              twelve (12) months prior to the
                                                              Closing Date.

Insurance                 51254      Solo Cup Portfolio       Borrower is required to maintain
                                                              business interruption or rent
                                                              loss insurance providing coverage
                                                              for twelve (12) months, rather
                                                              than eighteen (18) months plus a
                                                              six (6) month period of extended
                                                              indemnity despite the Loan being
                                                              above $35 million.

                          51574      Hemlock Plaza            The insurance
                                                              certificates indicate the
                                                              property coverage is written

                                                              with 100% co-insurance limit.
                                                              However, insurance carried on the
                                                              property is in excess of the
                                                              replacement cost in the
                                                              appraisal, therefore, a
                                                              co-insurance penalty would not be
                                                              in effect.

                          51732      ARC/ GF Retail           Tenant is self-insuring all
                                     Portfolio                insurance perils in accordance
                                     (Bridgestone-Dollar      with the terms of its lease,
                                     General)                 which does not require a minimum
                                                              net worth or investment grade
                                                              credit rating as a condition to
                                                              self-insure.

                          50637      AG Industrial Portfolio  Cap for terrorism insurance,
                                                              Borrower shall not be required to
                                                              pay annual premiums for terrorism
                                                              coverage in an amount in excess
                                                              of 150% of the all risk premium.

Local Law Compliance      49916      2165 Jerome Ave.         Property is currently deemed
                                                              "safe with repairs" under NY
                                                              Local Law 11. Currently, the
                                                              required repairs to the exterior
                                                              walls and facade are under
                                                              contract with an engineer to be
                                                              completed within the time frames
                                                              set forth in the Loan Documents.
                                                              In addition, Borrower is required
                                                              under the Loan Documents to (i)
                                                              escrow $167,750 until the
                                                              Property is in full compliance
                                                              with local law 11 and (ii)
                                                              perform all work and repairs and
                                                              file all documentation required
                                                              to bring the Property into
                                                              compliance within 18 months of
                                                              the closing date.

Leasehold Interests       50492      Walgreens Haverhill      A portion of the property is
                                                              encumbered by a Ground Lease. The
                                                              Ground Lease fails to provide
                                                              that the ground lessor will not
                                                              amend or modify the ground lease
                                                              without notice and consent of
                                                              Lender. However, Borrower
                                                              granted a covenant in the loan
                                                              documents that it will not amend
                                                              or modify the ground lease
                                                              without notice and consent of
                                                              Lender and there is recourse to
                                                              the

                                                              Borrower and Guarantors for
                                                              losses due to any such amendment
                                                              or modification.

                          51468      RRI Hotel Portfolio      Milford, Connecticut (RRI #7197)

                                                              18(f): The term of the Ground
                                                              Lease (including all extensions
                                                              and renewals) is set to expire on
                                                              August 19, 2028.

                                                              18(i): As per the Ground Lease,
                                                              lessee shall not sublet any of
                                                              the Motel Premises (as defined in
                                                              the Ground Lease) without
                                                              lessor's prior consent, which
                                                              consent shall not be unreasonably
                                                              withheld. Lessee may sublet any
                                                              of the Remaining Premises (as
                                                              defined in the Ground Lease)
                                                              without the consent of lessor.

                                                              Mansfield, Massachusetts (RRI
                                                              #7274)

                                                              18(i): As per the Ground Lease,
                                                              lessee shall not sublet any of
                                                              the demised premises without
                                                              lessor's prior written consent,
                                                              which consent shall not be
                                                              unreasonably withheld or delayed;
                                                              provided, however, that lessor's
                                                              consent shall not be required for
                                                              a sublease to an affiliate of
                                                              lessee, defined as another entity
                                                              that controls lessee, is
                                                              controlled by lessee, or
                                                              controlled by the same party that
                                                              controls lessee, or for the
                                                              subleasing or licensing to others
                                                              of insubstantial portions of the
                                                              building in accordance with
                                                              typical hotel or motel practices
                                                              (e.g. for a newsstand, gift shop,
                                                              or the like).

                                                              Tucson, Arizona (RRI #7225).
                                                              This Ground Lease only applies to
                                                              the renting of lobby space for
                                                              the hotel property which is owned
                                                              in fee by the related mortgage
                                                              borrower.

                                                              18(f): The term of the Ground
                                                              Lease (including all extensions
                                                              and renewal options) is set to
                                                              expire December 18, 2014.

                                                              18(h): The Ground Lease is
                                                              silent on the issue of
                                                              distribution of insurance
                                                              proceeds. As per the Ground
                                                              Lease, all condemnation proceeds
                                                              belong to the landlord. This
                                                              Ground Lease is for lobby space
                                                              in an adjacent building and is
                                                              not a land lease.

Other Mortgage Liens      50053      Circuit City San Rafael  The related Mortgagor has the
                                                              right to incur secondary
                                                              financing in the form of a
                                                              mezzanine debt secured by a
                                                              pledge of equity interest in the
                                                              Borrower subject to a maximum LTV
                                                              of 70% and a minimum DSCR of
                                                              1.12x (at a 7.23% constant),
                                                              which shall be subject to a
                                                              subordination and standstill
                                                              agreement.

                          51468      RRI Hotel Portfolio      The direct and indirect owner of
                                                              100% of the related Mortgagor has
                                                              incurred mezzanine debt in the
                                                              amount of $1 and $164,000,000,
                                                              respectively. Each Mezzanine
                                                              Lender (Bear Stearns Commercial
                                                              Mortgage, Inc. as first mezzanine
                                                              lender, and Citigroup Global
                                                              Markets Realty Corp.) entered
                                                              into an intercreditor,
                                                              subordination, standstill
                                                              agreement.

                          50637      AG Industrial Portfolio  The related Mortgagor has the
                                                              right to incur secondary
                                                              financing in the form of
                                                              mezzanine debt, subject to a
                                                              minimum DSCR of 1.25x and a
                                                              maximum LTV of 72.35% (or
                                                              $4,350,000 if greater than such
                                                              LTV), which shall be subject to
                                                              an intercreditor agreement.

Releases/Substitution of  51468      RRI Hotel Portfolio      The Loan provides for either (a)
Mortgaged Property                                            prepayment upon payment of 115%
                                                              of the allocated loan amount
                                                              together with the applicable
                                                              prepayment premiums. The amount
                                                              in excess of par that is received
                                                              as a payment will be applied to
                                                              reduce the allocated

                                                              loan amounts of the other
                                                              portfolio collateral pro rata.
                                                              Among other things, the release
                                                              shall not be permitted if the
                                                              DSCR for the unreleased property
                                                              is less than the closing DSCR or
                                                              the DSCR immediately prior to the
                                                              release (based on a trailing 12
                                                              month basis) or the Debt Yield is
                                                              less than the Debt Yield at
                                                              closing or the Debt Yield
                                                              immediately prior to the release
                                                              (based on a trailing 12 month
                                                              basis) or (b) The Loan provides
                                                              for the release of one or more
                                                              properties upon defeasing 115% of
                                                              the allocated loan amount. The
                                                              related Mortgagor may obtain
                                                              substitution of property upon (a)
                                                              the satisfaction of certain legal
                                                              and underwriting requirements
                                                              and/or (b) the payment of a
                                                              release price and prepayment
                                                              consideration in connection
                                                              therewith as set forth above. In
                                                              addition, Lender shall have
                                                              received confirmation in writing
                                                              from the Rating Agencies to the
                                                              effect that such substitution
                                                              will not result in a withdrawal,
                                                              qualification or downgrade of the
                                                              respective ratings in effect
                                                              immediately prior to such
                                                              substitution for any class of
                                                              securities issued in connection
                                                              with the securitization that are
                                                              then outstanding.

                          50026,     Rite Aid Portfolio -     The Loan provides for partial
                          50467,     New Philadelphia -       defeasance upon payment of 110%
                          50468 and  Flatwoods - New          (for New Salisbury, Salem and New
                          50469      Salisbury - Salem        Philadelphia) and 115% (for
                                                              Flatwoods) of the allocated loan
                                                              amount together with the
                                                              applicable prepayment premiums.
                                                              The amount in excess of par that
                                                              is received as a payment will be
                                                              applied to prepay the remaining
                                                              indebtedness or be held in escrow
                                                              as additional collateral for the
                                                              subject loan as determined by
                                                              Lender in its sole discretion.
                                                              Among other things, the release
                                                              shall not be permitted if the
                                                              DSCR for the unreleased

                                                              properties is less than 1.35x or
                                                              the LTV is greater than 80%.

                          48482      High Grove Plaza         The Loan provides for the release
                                                              of an outparcel subject to no
                                                              event of default, zoning
                                                              compliance and an acceptable REA.

                          51420      Sentinel & Blossom       The Loan provides for the release
                                                              of one properties upon Defeasance
                                                              equal to 125% of the allocated
                                                              loan amount  and achieving a
                                                              1.15x DSCR prior to release or
                                                              1.50x DSCR after release
                                                              (assuming 7.43% debt service
                                                              constant) and 75% LTV.

                          51254      Solo Cup Portfolio       The Loan provides for release of
                                                              the subject property in
                                                              connection with a payment of 125%
                                                              of the allocated loan amount
                                                              together with any prepayment
                                                              premiums. Among other things,
                                                              the release shall not be
                                                              permitted if the DSCR for the
                                                              remaining properties is less than
                                                              the greater of 1.25x (at a 7.33
                                                              constant) or the DSCR immediately
                                                              preceding the release and the LTV
                                                              is less than 75%.

                          50982      Pelham Plaza             The Loan provides for the release
                                                              of a portion of the property
                                                              (vacant land) upon completion of
                                                              a condominium conversion or
                                                              subdivision. There is no paydown
                                                              of the Loan associated with the
                                                              release. Among other things, the
                                                              release shall be subject to (i)
                                                              Lender approval of construction
                                                              plans for the release parcel and
                                                              (ii) confirmation in writing from
                                                              the Rating Agencies to the effect
                                                              that such release will not result
                                                              in a withdrawal, qualification or
                                                              downgrade of the respective
                                                              ratings in effect immediately
                                                              prior to such release for any
                                                              class of securities issued in
                                                              connection with the
                                                              securitization that are

                                                              then outstanding.

                          51732      ARC/ GF Retail           The Loan provides for partial
                                     Portfolio                defeasance upon payment of 125%
                                     (Bridgestone-Dollar      of the allocated loan amount
                                     General)                 together with the applicable
                                                              prepayment premiums. The amount
                                                              in excess of par that is received
                                                              as a payment will be applied to
                                                              prepay the remaining indebtedness
                                                              or be held in escrow as
                                                              additional collateral for the
                                                              subject loan as determined by
                                                              Lender in its sole discretion.
                                                              Among other things, the release
                                                              shall not be permitted if the
                                                              DSCR for the unreleased
                                                              properties is less than 1.54x or
                                                              the LTV is greater than 65%.

                          52097      Gulf Pointe 30           Borrower may substitute an
                                                              unimproved portion of the
                                                              Property now used for parking
                                                              with "like kind" contiguous
                                                              property upon satisfaction of
                                                              certain conditions set forth in
                                                              the loan documents, including,
                                                              without limitation,  fair market
                                                              value test and a rating agency
                                                              "no downgrade". Borrower may
                                                              obtain an outparcel release upon
                                                              satisfaction of certain
                                                              conditions set forth in the loan
                                                              documents, including, without
                                                              limitation, a rating agency "no
                                                              downgrade".

                          52098      Mesquite 30              Borrower may substitute an
                                                              unimproved portion of the
                                                              Property now used for parking
                                                              with "like kind" contiguous
                                                              property upon satisfaction of
                                                              certain conditions set forth in
                                                              the loan documents, including,
                                                              without limitation,  fair market
                                                              value test and a rating agency
                                                              "no downgrade". Borrower may
                                                              obtain an outparcel release upon
                                                              satisfaction of certain
                                                              conditions set forth in the loan
                                                              documents, including, without
                                                              limitation, a rating agency "no
                                                              downgrade".

Due on Sale               51468      RRI Hotel Portfolio      The Loan allows for transfers of
                                                              more than 49% ownership interests
                                                              in the related Mortgagor as long
                                                              as key principals remain in
                                                              operational control of the
                                                              related Mortgagor.

                          49393      Norfolk Marriott         The Loan allows for transfers of
                                                              more than 49% ownership interests
                                                              in the related Mortgagor as long
                                                              as key principals remain in
                                                              operational control of the
                                                              related Mortgagor.

                          50026,     Rite Aid Portfolio -     The Loan allows for transfers of
                          50467,     New Philadelphia -       more than 49% ownership interests
                          50468 and  Flatwoods - New          in the related Mortgagor as long
                          50469      Salisbury - Salem        as key principals remain in
                                                              operational control of the
                                                              related Mortgagor and the
                                                              incoming transferee meets all of
                                                              Lender's standard underwriting
                                                              criteria.

                          51732      ARC/ GF Retail           The Loan allows for transfers of
                                     Portfolio                more than 49% ownership interests
                                     (Bridgestone-Dollar      in the related Mortgagor as long
                                     General)                 as key principals remain in
                                                              operational control of the
                                                              related Mortgagor and the
                                                              incoming transferee meets all of
                                                              Lender's standard underwriting
                                                              criteria.

                          51383      The Outpost              The Loan allows transfers of
                                                              tenant-in-common interests in the
                                                              Mortgaged Property.

                          51723      2695 Mount Vernon        The Loan allows transfers of
                                                              tenant-in-common interests in the
                                                              Mortgaged Property.

                          51232      FedEx Florence           The Loan allows transfers of
                                                              tenant-in-common interests in the
                                                              Mortgaged Property.

Single Purpose entity     51418      Toluca Towers            The organizational documents for
                                                              the borrowing entity does not
                                                              contain customary single purpose
                                                              bankruptcy remote provisions.
                                                              However, the Loan Documents for
                                                              the subject loan contain all
                                                              customary and standard single
                                                              purpose bankruptcy remote
                                                              provisions. In addition,
                                                              searches

                                                              run by the title company and
                                                              BSCMI revealed no other
                                                              liabilities except for standard
                                                              expenses incurred in connection
                                                              with the operation of the subject
                                                              property.

Non-Recourse Exceptions   51468      RRI Hotel Portfolio      Non-recourse provisions go to the
                                                              related Mortgagor and to WRHH
                                                              Investments LP, but not to a
                                                              "natural person". The entity
                                                              must maintain a net worth of
                                                              $37,500,0000.

                          49393      Norfolk Marriott         Non-recourse provisions go to the
                                                              related Mortgagor and to
                                                              Investcorp Properties Limited and
                                                              Prochotel Invest, LLC, but not to
                                                              a "natural person".

                          50382      Reserve at John's Creek  Non-recourse provisions go to the related Mortgagor and to
                                                              Behringer Harvard Multifamily
                                                              REIT I, Inc. and Abbotts Bridge,
                                                              but not to a "natural person".

                          50053      Circuit City San Rafael  Non-recourse provisions go to the related Mortgagor and to Simeon
                                                              Realty Partners I, LLC, but not
                                                              to a "natural person".

                          51254      Solo Cup Portfolio       Non-recourse provisions go to the
                                                              related Mortgagor, AG Net Lease
                                                              Corp. and iStar Financial, Inc.,
                                                              but not to a "natural person".
                                                              Carve outs are capped at $25mm.

                          52097      Gulf Pointe 30           Non-recourse provisions go to the
                                                              related Mortgagor and to EPT
                                                              Downreit, Inc., but not to a
                                                              "natural person".

                          52098      Mesquite 30              Non-recourse provisions go to the
                                                              related Mortgagor and to EPT
                                                              Downreit, Inc., but not to a
                                                              "natural person".

                          50637      AG Industrial Portfolio  Non-recourse provisions go to the related Mortgagor and to AG Net
                                                              Lease Corp., but not to a
                                                              "natural person". Carve outs
                                                              are capped at $4,435,000.

Operating Statements      51254      Solo Cup Portfolio       Borrower is only required to
                                                              provide operating statements and
                                                              rent rolls more frequently than
                                                              annually in the event that more
                                                              than one Lease is at any time in
                                                              effect at the Properties (note
                                                              that this is a single tenant
                                                              transaction).

Tax Parcels               50957      Yards Plaza              As of closing, one of the tax
                                                              lots includes adjacent property
                                                              owned by an affiliate of the
                                                              Borrower which is not part of our
                                                              collateral. An application for
                                                              segregation of the tax parcel is
                                                              to be filed post closing.
                                                              Borrower is required to escrow
                                                              taxes for the entire tax parcel
                                                              until such time it is segregated.

Terrorism Insurance       51468      RRI Hotel Portfolio      Under the loan documents, the
                                                              cost of terrorism insurance is
                                                              capped at 175% of the then
                                                              current cost of the Borrower's
                                                              all risk policy.

                          50026,     Rite Aid Portfolio -     Under the loan documents, the
                          50467,     New Philadelphia -       cost of terrorism insurance is
                          50468 and  Flatwoods - New          capped at 200% of the then
                          50469      Salisbury - Salem        current cost of the Borrower's
                                                              all risk policy.

                          51254      Solo Cup Portfolio       Cap for terrorism insurance,
                                                              Borrower shall not be required to
                                                              pay annual premiums for terrorism
                                                              coverage in an amount in excess
                                                              of 150% of the all risk insurance
                                                              and business interruption
                                                              insurance without such coverage.

                          50982      Pelham Plaza             Under the loan documents, the
                                                              cost of terrorism insurance is
                                                              capped at $3,000 if combined with
                                                              all-risk or $10,000 on a
                                                              stand-alone basis.

                          51732      ARC/ GF Retail           Under the loan documents, the
                                     Portfolio                cost of terrorism insurance is
                                     (Bridgestone-Dollar      capped at 200% of the then
                                     General)                 current cost of the Borrower's
                                                              all risk policy. If terrorism
                                                      premium

                                                              cap is not sufficient to purchase
                                                              required coverage, Borrower shall
                                                              purchase the maximum amount of
                                                              coverage available up to the
                                                              terrorism premium cap.

                          50637      AG Industrial Portfolio  Cap for terrorism insurance,
                                                              Borrower shall not be required to
                                                              pay annual premiums for terrorism
                                                              coverage in an amount in excess
                                                              of 150% of the all risk premium.

                                   EXHIBIT D-1

                     FORM OF CERTIFICATE OF THE SECRETARY OR
               AN ASSISTANT SECRETARY OF THE MORTGAGE LOAN SELLER

                    Executed certificate attached at Tab 40.

                                    Ex. D-1-1

                                   EXHIBIT D-2

                 FORM OF CERTIFICATE OF THE MORTGAGE LOAN SELLER

                       CERTIFICATE OF MORTGAGE LOAN SELLER

          In connection with the execution and delivery by Bear Stearns
Commercial Mortgage, Inc. ("BSCMI") of, and the consummation of the various transactions contemplated by, that certain Mortgage Loan Purchase and Sale
Agreement dated as of December 13, 2007 (the "Mortgage Loan Purchase Agreement")
among BSCMI as seller and Bear Stearns Commercial Mortgage Securities Inc. as
purchaser (the "Purchaser"), the undersigned hereby certifies that (i) except as previously disclosed to the Purchaser in writing, the representations and warranties of BSCMI in or made pursuant to Section 4(a) of the Mortgage Loan
Purchase Agreement are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, (ii) BSCMI has, in all material respects, complied with all the agreements and satisfied all the conditions on its part required under the Mortgage Loan Purchase
Agreement to be performed or satisfied at or prior to the date hereof, and (iii)
since the date of the Mortgage Loan Purchase Agreement, there will not have been, immediately prior to the transfer of the Mortgage Loans pursuant to the
Mortgage Loan Purchase Agreement, any material adverse change in the financial condition of BSCMI. Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Mortgage Loan Purchase Agreement.

                                     Certified this ___ day of December, 2007.

                                     BEAR STEARNS COMMERCIAL
                                        MORTGAGE, INC.

                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                    Ex. D-2-1

                                  EXHIBIT D-3A

                    FORM OF OPINION PURSUANT TO SECTION 7(VI)

                      Executed opinion attached at Tab 81.

                                   Ex. D-3A-1

                                  EXHIBIT D-3B

                   FORM OF OPINION PURSUANT TO SECTION 7(VII)

                      Executed opinion attached at Tab 80.

                                   Ex. D-3B-1

                                  EXHIBIT D-3C

                   FORM OF OPINION PURSUANT TO SECTION 7(VIII)

                 Executed opinion attached at Tab 77 and Tab 78.

                                   Ex. D-3C-1